                  SUBJECT TO COMPLETION, DATED __________, 199_


PROSPECTUS SUPPLEMENT*
(To Prospectus Dated    , 1996)
- --------------------------------------------------------------------------------

                                  $____________
                      ___________ Mortgage Loan Trust 199 -
              Mortgage Loan Pass-Through Certificates, Series 199 -

- --------------------------------------------------------------------------------

  $             % Class A-1 Group I Certificates, Variable Pass-Through Rate
  $             % Class A-2 Group I Certificates, ____% Pass-Through Rate
  $             % Class A-3 Group I Certificates, ____% Pass-Through Rate
  $             % Class A-4 Group I Certificates, ____% Pass-Through Rate
  $             % Class A-5 Group I Certificates, ____% Pass-Through Rate
  $             % Class A-6 Group II Certificates, Variable Pass-Through Rate

- --------------------------------------------------------------------------------

                         Access Financial Lending Corp.
                                     Company

- --------------------------------------------------------------------------------


The ________________ Mortgage Loan Asset Backed Certificates, Series 199 - (the "Certificates") will consist of six classes of offered certificates, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates (collectively, the "Class A Group I Certificates") and the Class A-6 Group II Certificates (together with the Class A Group I Certificates, the "Class A Certificates") which represent beneficial ownership interests in __________ Mortgage Loan Trust 19__-__ (the "Trust"). The assets of the Trust consist primarily of a pool (the "Pool") of fixed and adjustable rate, amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans"), funds on deposit in a trust account (the "Pre-Funding Account") to be established with the Trustee and the Certificate Insurance Policy (as defined below) covering the Class A Certificates.

The Company has obtained a financial guaranty insurance policy (the "Certificate Insurance Policy") from (the "Certificate Insurer") which will unconditionally and irrevocably guarantee payment of certain amounts due to the Owners of the Class A Certificates to the extent described herein.

                                                  (Cover continued on next page)

- --------------------------------------------------------------------------------

For a discussion of certain risk factors regarding an investment in the Class A Certificates, see "Risk Factors" herein and in the accompanying Prospectus.
- --------------------------------------------------------------------------------


___________________ (the "Underwriters") have agreed to purchase from the Trust the Class A-1 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-2 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-3 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-4 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-5 Group I Certificates at an aggregate price of _____% of the principal amount thereof, and the Class A-6 Group II Certificates at an aggregate price of _____% of the principal amount thereof (representing $________ aggregate proceeds to the Company before deducting expenses payable by the Company, estimated at $_______) plus accrued interest, if any, from _________, 199 for the Class A-2, A-3, A-4 and A-5 Group I Certificates subject to the terms and conditions set forth in the Underwriting Agreement dated ______, 199 among the Underwriters and the Company. See "Underwriting" in this Prospectus Supplement.

The Underwriters propose to offer the Class A Certificates from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices. For further information with respect to the plan of distribution and any discounts, commissions or profits on resale that may be deemed underwriting discounts or commissions, see "Underwriting" in this Prospectus Supplement.

- --------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

- --------------------------------------------------------------------------------

The Class A Certificates are offered hereby by the Underwriters when, as and if issued by the Trust, delivered and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Class A Certificates will be made in book-entry form only through the facilities of The Depository Trust Company, CEDEL, S.A. and Euroclear on or about ________, 199 against payment in immediately available funds.



                           [NAME(S) OF UNDERWRITER(S)]

__________ , 199

*This Registration Statement includes a Prospectus and illustrative forms of Prospectus Supplements. As described in the Prospectus, each transaction may have Classes of Certificates with various characteristics, mortgage assets with various characteristics, various forms and terms of credit enhancement, one or more Servicers, various underwriting and servicing standards with respect to mortgage assets, various tax consequences, and various other characteristics.

(Cover continued from previous page)

         The Class A Group I Certificates will represent undivided ownership interests in a group ("Group I") of Mortgage Loans in the Trust which bear fixed rates of interest and the Class A-6 Group II Certificates will represent undivided ownership interests in a group ("Group II") of Mortgage Loans in the Trust which bear adjustable rates of interest. Group I and Group II are collectively referred to herein as the "Mortgage Loan Groups" and each singularly, a "Mortgage Loan Group".

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement ("Pooling and Servicing Agreement") among Access Financial Lending Corp. (the "Company"), __________, __________ (the "Master Servicer") and (the "Trustee"). On or prior to the Closing Date, the Company will acquire the Initial Mortgage Loans from the Originators, as described herein. In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates with respect to Group I (the "Class B Group I Certificates"), a subordinate Class of Certificates with respect to Group II (the "Class B Group II Certificates", together with the Class B Group I Certificates, the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates are offered hereby. Distributions of interest on the Class A Certificates are of an equal priority to the extent described herein, and distributions on the Class B Certificates and on the Residual Certificates are subordinate to distributions on the Class A Certificates to the extent described herein.

         The Pooling and Servicing Agreement provides that additional mortgage loans (the "Subsequent Mortgage Loans") are intended to be purchased by the
Trust from the  Company  from time to time on or before                  ,  199
from funds on deposit in the Pre-Funding Account. Any Subsequent Mortgage Loan so acquired by the Trust will be assigned to one (and only one) of the two Mortgage Loan Groups. On the Closing Date an aggregate cash amount not to exceed $________ will be deposited with the Trustee in the Pre-Funding Account; amounts not to exceed $________, and $________ of such aggregate amount will be funded from the sale of the Group I Certificates and the Group II Certificates, respectively, and may be used to acquire Subsequent Mortgage Loans with respect to Group I and Group II, respectively.

         All of the Mortgage Loans were originated under the Company's Mortgage Loan Program by unaffiliated originators (the "Originators"). Except for certain representations and warranties relating to the Mortgage Loans and certain other matters, Access Financial Lending Corp., _________________, the Master Servicer, any Sub-Servicers and the Originators will have no obligations with respect to the Certificates.

         Distributions of principal and interest on the Class A Certificates will be made to the extent funds are available therefor on the day of each month or if such day is not a business day, on the next succeeding business day commencing , 199 (each, a "Payment Date") to holders of record as of the close of business on the first business day of the current calendar month (with respect to the Class A Fixed Rate Certificates) or as of the close of business on the business on the business day immediately preceding such Payment Date (with respect to the Class A-1 Group I Certificates and the Class A-6 Group II Certificates), except in the case of the first Payment Date, on which distributions will be made to holders of record as of the Closing Date (each such date being the applicable "Record Date").

         An ERISA Plan purchasing the Class A Certificates should consult with its legal advisors concerning the impact of ERISA and the Code with respect to such purchase. See "Risk Factors" and "ERISA Considerations" herein.

         There is currently no secondary market for any Class of the Class A Certificates. There can be no assurance that a secondary market for any of the Class A Certificates will develop, or if it does develop, that it will continue.

         One or more elections will be made to treat certain assets of the Trust as "real estate mortgage investment conduits" ("REMICs") for federal income tax purposes, pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). See "Certain Federal Tax Consequences" herein.

         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE SECURITIES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS
SUPPLEMENT  AND THE  PROSPECTUS  IN  FULL.  SALES OF THE  SECURITIES  MAY NOT BE
CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CLASS A CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

         THE   CERTIFICATE    INSURANCE   POLICY   IS   NOT   COVERED   BY   THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         THE CLASS A CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF ACCESS FINANCIAL LENDING CORP., THE TRUSTEE, THE CERTIFICATE INSURER, ANY SUB-SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. THE CLASS A CERTIFICATES AND THE MORTGAGE LOANS ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY, NOR HAS ANY GOVERNMENTAL AGENCY PASSED UPON THE ACCURACY OF THE INFORMATION CONTAINED IN THIS PROSPECTUS.


                              AVAILABLE INFORMATION

         The Company has filed a Registration Statement under the Securities Act of 1933, as amended, (the "1933 Act") with the Securities and Exchange Commission (the "Commission") on behalf of the Trust with respect to the Class A Certificates offered pursuant to this Prospectus Supplement and the related Prospectus. For further information, reference is made to the Registration Statement and amendments thereof and to the exhibits thereto, which are available for inspection without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. Copies of the Registration Statement and amendments thereof and exhibits thereto may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.


                             REPORTS TO THE HOLDERS

         So long as the Class A Certificates are in book-entry form, monthly and annual reports concerning such Certificates and the Trust will be sent by the Trustee to Cede & Co. ("Cede"), as the nominee of The Depository Trust Company ("DTC") and as registered holder of the Class A Certificates pursuant to the Pooling and Servicing Agreement. DTC will forward such reports to the Participants and indirect participants by mail for forwarding to the Owner of any Class A Certificates (the "Owner" or "Certificateholder"). See "Risk Factors" and "Description of the Certificates -- Reports to Owners". The Trust will not provide any financial information to the Owners which has been examined and reported upon, with an opinion expressed by, an independent public accountant. The Company and the Master Servicer have determined that their respective financial statements are not material to the offering made hereby. The Trust will have no assets or obligations prior to issuance of the Certificates and will engage in no activities other than those described herein. Accordingly, no financial statements with respect to the Trust are included in this Prospectus Supplement and the related Prospectus. The audited financial statements of the Certificate Insurer are set forth in Appendix A hereto.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the Indices of Principal Definitions for the location in either the Prospectus or this Prospectus Supplement of the definitions of certain capitalized terms.

Issuer                              Access Financial  Mortgage Loan Trust 199_-_
                                    (the "Trust").

Securities Offered                  $________   aggregate  principal  amount  of
                                    Class  A-1  Group I  Certificates,  Variable
                                    Pass-Through  Rate;   $_________   aggregate
                                    principal   amount  of  Class  A-2  Group  I
                                    Certificates,   ____%   Pass-Through   Rate;
                                    $________   aggregate  principal  amount  of
                                    Class  A-3  Group  I   Certificates,   ____%
                                    Pass-Through   Rate;   $________   aggregate
                                    principal   amount  of  Class  A-4  Group  I
                                    Certificates,   ____%   Pass-Through   Rate;
                                    $________   aggregate  principal  amount  of
                                    Class  A-5  Group  I   Certificates,   ____%
                                    Pass-Through  Rate; and $________  aggregate
                                    principal  amount  of  Class  A-6  Group  II
                                    Certificates.

Company                             Access  Financial  Lending Corp., a Delaware
                                    corporation   ("AFL")  and  a   wholly-owned
                                    subsidiary  of  Access  Financial   Holdings
                                    Corp., a wholly-owned  subsidiary of Cargill
                                    Financial    Services    Corporation    (the
                                    "Company").

Master Servicer                     ___________________ (the "Master Servicer").

Trustee                             ____________________ (the "Trustee").

Originators of the
  Mortgage Loans The Mortgage Loans to be acquired by the Trust have been acquired by the Company from the Originators, in accordance with the Company's underwriting criteria.

Original Pool Principal
  Balance $_________ as of the close of business on the Cut-Off Date.

Original Group I
  Pool Principal Balance            $_________  as of the close of  business  on
                                    the Cut-Off Date.

Original Group II
  Pool Principal Balance            $_________  as of the close of  business  on
                                    the Cut-Off Date.

Closing Date                        ________, 199_.

Cut-Off Date                        ________, 199_.





Description of the
  Certificates                      The Certificates will be issued by the Trust
                                    pursuant   to  a   Pooling   and   Servicing
                                    Agreement to be dated as of  ________,  199_
                                    (the  "Pooling  and  Servicing   Agreement")
                                    among the Master  Servicer,  the Company and
                                    the  Trustee.   The   $_________   aggregate
                                    principal   amount   of   Class  A  Group  I
                                    Certificates,  comprised of five "sequential
                                    pay"   Classes   (the   "Class   A  Group  I
                                    Certificates")  and the $________  aggregate
                                    principal  amount  of  Class  A-6  Group  II
                                    Certificates   (the   "Class  A-6  Group  II
                                    Certificates")  are senior  certificates  as
                                    described herein.

                                    The  assets  of  the  Trust  initially  will
                                    include two groups (each,  a "Mortgage  Loan
                                    Group") of  closed-end  mortgage  loans (the
                                    "Initial   Mortgage   Loans")   secured   by
                                    mortgages    or   deeds   of   trust    (the
                                    "Mortgages")    on    one-to-four     family
                                    residential   properties   (the   "Mortgaged
                                    Properties")  to be conveyed to the Trust on
                                    the  Closing  Date and funds on deposit in a
                                    trust account (the "Pre-Funding Account") to
                                    be established with the Trustee. The Group I
                                    Certificates   will   represent    undivided
                                    ownership interests in a group of fixed-rate
                                    Mortgage  Loans  ("Group  I").  The Group II
                                    Certificates   will   represent    undivided
                                    ownership    interests   in   a   group   of
                                    adjustable-rate Mortgage Loans ("Group II").

                                    The Pooling and Servicing Agreement provides
                                    that   additional    mortgage   loans   (the
                                    "Subsequent Mortgage Loans") are intended to
                                    be  purchased  by the Trust from the Company
                                    from time to time on or  before  __________,
                                    199_   from   funds   on   deposit   in  the
                                    Pre-Funding Account. Any Subsequent Mortgage
                                    Loan  so  acquired  by  the  Trust  will  be
                                    assigned  to  one  (and  only  one)  of  the
                                    Mortgage Loan Groups. On the Closing Date an
                                    aggregate   cash   amount   not  to   exceed
                                    $________ will be deposited with the Trustee
                                    in the Pre-Funding  Account;  amounts not to
                                    exceed   $________  and  $________  of  such
                                    aggregate  amount  will be  funded  from the
                                    sale  of the  Group I  Certificates  and the
                                    Group II Certificates, respectively, and may
                                    be used to acquire Subsequent Mortgage Loans
                                    with  respect  to  Group  I  and  Group  II,
                                    respectively.

                                    The Trust will issue a subordinate  Class of
                                    Certificates  with  respect  to Group I (the
                                    "Class  B  Group  I  Certificates")   and  a
                                    subordinate   Class  of  Certificates   with
                                    respect  to Group II (the  "Class B Group II
                                    Certificates", and together with the Class B
                                    Group   I   Certificates,   the   "Class   B
                                    Certificates"),  which are  subordinated  to
                                    the  Class A Group  I  Certificates  and the
                                    Class    A-6    Group    II    Certificates,
                                    respectively.  The Class B Certificates  are
                                    not being  offered  hereby.  The Trust  will
                                    also   issue   one    residual    class   of
                                    Certificates  with  respect  to  each  REMIC
                                    election  made by the Trust  (the  "Residual
                                    Certificates")  which are not being  offered
                                    hereby and will initially be retained by the
                                    Company or its affiliates. The Class A Group
                                    I  Certificates,  the  Class  A-6  Group  II
                                    Certificates,    the   Class   B   Group   I
                                    Certificates,   the   Class   B   Group   II
                                    Certificates  and the Residual  Certificates
                                    are   collectively   referred   to  as   the
                                    "Certificates".   The   Class   A   Group  I
                                    Certificates  and the  Class  A-6  Group  II
                                    Certificates are collectively referred to as
                                    the "Class A Certificates".

A.  Class A Group I                 The Class A Group I  Certificates  represent
    Certificates                    senior  beneficial  ownership  interests  in
                                    Group I. One hundred  percent  (100%) of the
                                    Group  I  Insured  Distribution  Amount  (as
                                    described herein under "Description of the




                                    Certificates")  due  to  the  Owners  of the
                                    Class A Group I Certificates on each Payment
                                    Date  is  guaranteed   by  the   Certificate
                                    Insurer.  The final  scheduled  Payment Date
                                    for the Class A-1  Group I  Certificates  is
                                    ________,   for  the   Class   A-2  Group  I
                                    Certificates is ________,  for the Class A-3
                                    Group I  Certificates  is ________,  for the
                                    Class A-4 Group I  Certificates  is ________
                                    and for the Class  A-5 Group I  Certificates
                                    is  ________.  Each Class of Class A Group I
                                    Certificates   is   issuable   in   original
                                    principal  amounts  of $1,000  and  integral
                                    multiples    thereof    except    that   one
                                    certificate  for each Class of Class A Group
                                    I Certificates  may be issued in a different
                                    amount.

B.  Class A-6 Group
    II Certificates                 The   Class   A-6   Group  II   Certificates
                                    represent   senior   beneficial    ownership
                                    interests  in Group II. One hundred  percent
                                    (100%) of the Group II Insured  Distribution
                                    Amount   (as    described    herein    under
                                    "Description  of the  Certificates")  due to
                                    the   Owners  of  the  Class  A-6  Group  II
                                    Certificates   on  each   Payment   Date  is
                                    guaranteed by the Certificate  Insurer.  The
                                    final  scheduled  Payment Date for the Class
                                    A-6 Group II Certificates  is ________.  The
                                    Class A-6 Group II Certificates are issuable
                                    in original  principal amounts of $1,000 and
                                    integral  multiples  thereof except that one
                                    certificate  may be  issued  in a  different
                                    amount.

The Mortgage Loan
  Pool The statistical information concerning the Pool of Mortgage Loans is based upon Pool information as of the close of business on ________, 199_ (the "Cut-Off Date").

                                    The Pool of Mortgage Loans consists of Notes
                                    secured  by  mortgages,  deeds  of  trust or
                                    other instruments  creating liens or estates
                                    in fee  simple  interests  ("Mortgages")  on
                                    one- to four-family  residential properties,
                                    including   investment    properties.    The
                                    Mortgage   Loans  will  not  be  insured  by
                                    primary  mortgage  insurance  policies,  nor
                                    will any pool insurance  insure the Mortgage
                                    Loans. The Mortgage Loans are not guaranteed
                                    by the  Company,  the Master  Servicer,  the
                                    Sub-Servicers,  the  Trustee or any of their
                                    respective  affiliates.  The Mortgage  Loans
                                    will be serviced by the Master Servicer on a
                                    "scheduled/actual"  basis (i.e., "scheduled"
                                    interest and "actual" principal receipts are
                                    required   to  be  remitted  by  the  Master
                                    Servicer to the Trustee each month).

                                    The   Subsequent   Mortgage   Loans   to  be
                                    purchased by the Trust,  if available,  will
                                    be originated  on or prior to  ____________,
                                    199_ by one or more of the Originators, sold
                                    by such  Originators to the Company and then
                                    sold  by  the  Company  to  the  Trust.  Any
                                    Subsequent  Mortgage Loans sold to the Trust
                                    will be  assigned  to one (and  only one) of
                                    the two Mortgage  Loan  Groups.  The Pooling
                                    and  Servicing  Agreement  will provide that
                                    the  Mortgage  Loans in each  Mortgage  Loan
                                    Group,   following  the  conveyance  of  any
                                    Subsequent  Mortgage  Loans to such Mortgage
                                    Loan Group, must in the aggregate conform to
                                    certain specified characteristics.  See "The
                                    Mortgage Loan Pool--Conveyance of Subsequent
                                    Mortgage Loans."

                                    Each Mortgage Loan in the Trust will be assigned to one of two mortgage loan groups
                                    ("Group I" or the "Group II", each, a "Mortgage Loan Group") comprised of Mortgage
                                    Loans which bear fixed-interest rates only in the case of Group I, and Mortgage Loans which bear adjustable interest rates only in the  case of  Group  II.  As of the  Cut-Off
                                    Date, the Initial  Mortgage Loans in Group I
                                    had  an  aggregate   principal   balance  of
                                    approximately $________ (the "Original Group
                                    I Pool Principal Balance"),  and the Initial
                                    Mortgage  Loans  in  the  Group  II  had  an
                                    aggregate principal balance of approximately
                                    $________  (the  "Original   Group  II  Pool
                                    Principal Balance"). The sum of the Original
                                    Group  I  Pool  Principal  Balance  and  the
                                    Original Group II Pool Principal  Balance is
                                    equal  to  the  "Original   Pool   Principal
                                    Balance".

                                    The Pool of Initial  Mortgage Loans in Group
                                    I consists of  approximately  ____ Mortgages
                                    secured by Mortgaged  Properties  located in
                                    __ states and the District of Columbia.  The
                                    Pool of  Initial  Mortgage  Loans in Group I
                                    consists  as of the  Cut-Off  Date  and as a
                                    percentage  of  the  Original  Group  I Pool
                                    Principal Balance, of approximately ____% of
                                    loans  secured by first liens on the related
                                    Mortgaged Properties and approximately ____%
                                    of  loans  secured  by  second  liens on the
                                    related  Mortgaged  Properties.  The Pool of
                                    Initial  Mortgage  Loans in Group I consists
                                    of  approximately  ____% of loans secured by
                                    primary  residences.  ____%  of the  Initial
                                    Mortgage  Loans  in  Group I will  be  fully
                                    amortizing and ____% of the Initial Mortgage
                                    Loans  in  Group  I  are   "balloon   loans"
                                    ("Balloon  Loans").   The  weighted  average
                                    Combined  Loan-to-Value Ratio (with property
                                    values   calculated   as  of  the   time  of
                                    origination of the related Mortgage Loan) of
                                    the Pool of Initial  Mortgage Loans in Group
                                    I is  approximately  ____% with a range from
                                    approximately  ____% to approximately  ____%
                                    the  weighted  average   remaining  term  to
                                    maturity is approximately ___ months, with a
                                    range  from ___  months to ___  months;  the
                                    weighted  average  number  of  months  since
                                    origination   is   approximately   ___;  the
                                    average  principal  balance  of the  Initial
                                    Mortgage  Loans in Group I is  approximately
                                    $________,  the highest principal balance is
                                    approximately   $________   and  the  lowest
                                    principal     balance    is    approximately
                                    $________;  the Coupon  Rates  (the  "Coupon
                                    Rates")  of the  Initial  Mortgage  Loans in
                                    Group I range  from ____% per annum to ____%
                                    per annum,  with a weighted  average  Coupon
                                    Rate of approximately ____% per annum.

                                    The Pool of Initial  Mortgage Loans in Group
                                    II  consists  of ___  Mortgages  secured  by
                                    Mortgaged  Properties  located in ___ states
                                    and the  District of  Columbia.  The Pool of
                                    Initial  Mortgage Loans in Group II consists
                                    as of the Cut-Off  Date and as a  percentage
                                    of the  Original  Group  II  Pool  Principal
                                    Balance,  of ___% of loans  secured by first
                                    liens on the related  Mortgaged  Properties.
                                    The Pool of Initial  Mortgage Loans in Group
                                    II consists of approximately  ____% of loans
                                    secured by primary residences.  ____% of the
                                    Initial  Mortgage  Loans in Group II will be
                                    fully  amortizing  and ____% of the  Initial
                                    Mortgage  Loans  in  Group  II  are  Balloon
                                    Loans.   The   weighted   average   Combined
                                    Loan-to-Value  Ratio (with  property  values
                                    calculated as of the time of  origination of
                                    the  related  Mortgage  Loan) of the Pool of
                                    Initial   Mortgage  Loans  in  Group  II  is
                                    approximately   ____%   with  a  range  from
                                    approximately ____% to approximately  ____%;
                                    the  weighted  average   remaining  term  to
                                    maturity is approximately ____ months,  with
                                    a range from ____ months to ____ months; the
                                    weighted  average  number  of  months  since
                                    origination   is   approximately   ___;  the
                                    average  principal  balance  of the  Initial
                                    Mortgage Loans in Group II is  approximately
                                    $________,  the highest principal balance is
                                    approximately   $________   and  the  lowest
                                    principal     balance    is    approximately
                                    $_________;  the Coupon Rates of the Initial
                                    Mortgage  Loans in Group II range from ____%
                                    per annum to ____% per




                                    annum,  with a weighted  average Coupon Rate
                                    of   approximately   ____%  per  annum;  the
                                    margins  of the  Initial  Mortgage  Loans in
                                    Group II range  from  ____% to ____%  with a
                                    weighted  average  margin  of  approximately
                                    ____%  per  annum.   The  Coupon   Rates  of
                                    Mortgage  Loans in  Group  II bear  interest
                                    rates  that  adjust  semi-annually  based on
                                    six-month  LIBOR.  In general  the  interest
                                    rates on the Mortgage  Loans in Group II are
                                    subject to periodic  interest  rate caps and
                                    interest rate ceilings.

                                    Following  the  initial  Cut-Off  Date,  the
                                    Trust will be  obligated  to  purchase  from
                                    time to time on or before  ________________,
                                    199_  subject to the  availability  thereof,
                                    Subsequent  Mortgage  Loans  which  will  be
                                    originated on or before ___________________,
                                    199_  by  one  or  more   Originators,   and
                                    acquired   by   the   Company    from   such
                                    Originators for subsequent sale to the Trust
                                    pursuant  to  a  Purchase   Agreement   (the
                                    "Purchase  Agreement")  between  the Company
                                    and the Trust. Any Subsequent Mortgage Loans
                                    sold to the Trust  will be  assigned  to one
                                    (and  only  one)  of the two  Mortgage  Loan
                                    Groups.  The aggregate  principal amounts of
                                    Subsequent   Mortgage  Loans  which  may  be
                                    acquired by the Trust and  assigned to Group
                                    I and  Group  II are  $________________  and
                                    $__________________,     respectively.    In
                                    connection  with each purchase of Subsequent
                                    Mortgage  Loans,  the Trust will be required
                                    to pay to the Company a cash purchase  price
                                    of 100% of the principal amount thereof from
                                    the Pre-Funding  Account.  Under the Pooling
                                    and Servicing Agreement, the Company will be
                                    obligated to sell Subsequent  Mortgage Loans
                                    to  the  Trust   and  the   Trust   will  be
                                    obligated,  subject to the  satisfaction  of
                                    certain  conditions   described  herein,  to
                                    purchase such Subsequent Mortgage Loans. The
                                    Company  will  designate  as a cut-off  date
                                    (each a "Subsequent Cut-Off Date") the first
                                    day  of  the   month  in  which   Subsequent
                                    Mortgage  Loans  will  be  conveyed  by  the
                                    Company  to the  Trust  (each a  "Subsequent
                                    Transfer Date") occurring during the Funding
                                    Period (as  defined  herein).  The Trust may
                                    purchase the Subsequent  Mortgage Loans only
                                    from the  Company  and not  from  any  other
                                    person.

Pre Funding Account                 On the Closing Date an aggregate cash amount
                                    (the "Pre-Funded  Amount"),  which shall not
                                    exceed $___________,  will be deposited with
                                    the Trustee in an account in the name of the
                                    Trustee   on  behalf   of  the  Trust   (the
                                    "Pre-Funding   Account");   amounts  not  to
                                    exceed  $_______________ and $______________
                                    of such aggregate amount will be funded from
                                    the sale of the Group I Certificates and the
                                    Group II Certificates, respectively, and may
                                    be used to acquire subsequent Mortgage Loans
                                    with  respect  to  Group  I  and  Group  II,
                                    respectively.   During   the   period   (the
                                    "Funding  Period")  from  the  Closing  Date
                                    until the  earliest of the date on which (i)
                                    the  amount on  deposit  in the  Pre-Funding
                                    Account with respect to each  Mortgage  Loan
                                    Group is less than  $100,000,  (ii) an Event
                                    of  Default  occurs  under the  Pooling  and
                                    Servicing    Agreement,    or   (iii)    the
                                    ______________,  199_  Payment  Date occurs,
                                    the Pre-Funded  Amount will be maintained in
                                    the  Pre-Funding  Account.  The  Pre-Funding
                                    Account  will be reduced  during the Funding
                                    Period  by  the  amount   thereof   used  to
                                    purchase   Subsequent   Mortgage   Loans  in
                                    accordance  with the Pooling  and  Servicing
                                    Agreement.  The  Company  expects  that  the
                                    Pre-Funded  Amount  will be  reduced to less
                                    than  $100,000 with respect to each Mortgage
                                    Loan Group by the  __________________,  199_
                                    Payment   Date.   Any   Pre-Funded    Amount
                                    remaining  at the end of the Funding  Period
                                    will be used to prepay  pro rata the Class A
                                    Certificates  of the  related  Class  on the
                                    ________________,  199_  Payment  Date;  the
                                    Pooling  and  Servicing  Agreement  does not
                                    permit Pre-Funding Account moneys




                                    funded from the sale of one Class of Class A
                                    Certificates to be used to acquire  Mortgage
                                    Loans   relating  to  either  of  the  other
                                    Classes of Class A Certificates.

Class A-1 Pass-
  Through Rate                      On  each  Payment   Date,   the  "Class  A-1
                                    Pass-Through  Rate"  will  be  equal  to the
                                    least of (i) the  London  interbank  offered
                                    rate  for  one-month  United  States  dollar
                                    deposits ("LIBOR")  (calculated as described
                                    under  "Description  of  the  Certificates--
                                    Calculation  of  LIBOR") as of the second to
                                    last  business day prior to the  immediately
                                    preceding  Payment Date (or as of the second
                                    to  the  last  business  day  prior  to  the
                                    Closing  Date  in  the  case  of  the  first
                                    Payment Date) plus ____% per annum, (ii) the
                                    weighted  average net coupon rate (i.e., the
                                    weighted  average coupon rate less ____% for
                                    Servicing Fees, Trustee fees and Certificate
                                    Insurer  premiums)  for  Group  I  for  such
                                    Payment Date, and (iii) ____% per annum.

Class A-2 Pass-
  Through Rate                      ____% per annum.

Class A-3 Pass-
  Through Rate                      ____% per annum.

Class A-4 Pass-
  Through Rate                      ____% per annum.

Class A-5 Pass-
  Through Rate                      ____% per annum.

Class A-6 Pass-
  Through Rate                      On  each  Payment   Date,   the  "Class  A-6
                                    Pass-Through  Rate"  will  be  equal  to the
                                    lesser of (i) LIBOR as of the second to last
                                    business   day  prior  to  the   immediately
                                    preceding  Payment Date (or as of the second
                                    to  the  last  business  day  prior  to  the
                                    Closing  Date  in  the  case  of  the  first
                                    Payment Date) plus ____% per annum, and (ii)
                                    the weighted  average net coupon rate (i.e.,
                                    the  weighted   average   coupon  rate  less
                                    Servicing Fees, Trustee fees and Certificate
                                    Insurer  premiums)  for  Group  II for  such
                                    Payment Date (the "Class A-6 Available Funds
                                    Pass-Through Rate").

                                    The "Class A-6  Formula  Pass-Through  Rate"
                                    for a Payment Date is the rate  described in
                                    clause (i) of the  definition  of "Class A-6
                                    Group II Pass-Through  Rate" on such Payment
                                    Date.  The  excess,   if  any,  of  (x)  the
                                    interest  due on the Class A-6  Certificates
                                    on any Payment Date  calculated at the Class
                                    A-6 Formula  Pass-Through  Rate over (y) the
                                    interest  due on the Class A-6  Certificates
                                    calculated at the Class A-6 Available  Funds
                                    Pass-Through   Rate  is  the   "Supplemental
                                    Interest Amount" for such Payment Date.

                                    If,  on  any  Payment   Date,   there  is  a
                                    Supplemental  Interest Amount calculated for
                                    any Payment  Date,  the Owners of certain of
                                    the Class R Certificates  have agreed to pay
                                    such  amount.  If  the  full  amount  of the
                                    Supplemental  Interest Amount is not paid on
                                    a Payment  Date,  then the  amount  not paid
                                    will  accrue   interest  at  the  Class  A-6
                                    Formula   Pass-Through   Rate  until  actual
                                    payment.





                                    The  Certificate  Insurer does not guarantee
                                    the payment of, nor do the ratings  assigned
                                    to the Class A-6  Certificates  address  the
                                    likelihood    of   the   payment   of,   any
                                    Supplemental Interest Amount.

Payment Dates, Record Dates
and Accrual Periods                 On the ____ day of each  month,  or, if such
                                    day is not a  business  day,  then  the next
                                    succeeding    business    day,    commencing
                                    ________,   199_  (each  such  day  being  a
                                    "Payment   Date"),   the  Trustee   will  be
                                    required  to  distribute  to the  Owners  of
                                    record of the  Certificates  as of the close
                                    of business on the first business day of the
                                    current  calendar month (with respect to the
                                    Class A Fixed  Rate  Certificates)  or as of
                                    the close of  business on the  business  day
                                    immediately   preceding  such  Payment  Date
                                    (with  respect  to the  Class  A-1  Group  I
                                    Certificates  and the  Class  A-6  Group  II
                                    Certificates),  except  in the  case  of the
                                    first Payment  Date, on which  distributions
                                    will be made to  holders of record as of the
                                    Closing  Date  (each  such  date  being  the
                                    applicable   "Record   Date")  such  Owners'
                                    Percentage Interests in the amounts required
                                    to be  distributed  to the  Owners  of  each
                                    Class of Certificates on such Payment Date.

                                    Interest will accrue on each Class A-2, A-3,
                                    A-4 and A-5 Group I  Certificate  during the
                                    period from and  including the second day of
                                    the  month  preceding  the  month in which a
                                    Payment  Date occurs  through and  including
                                    the  first  day of the  month in which  such
                                    Payment  Date  occurs  and on each Class A-1
                                    Group I  Certificate  and Class A-6 Group II
                                    Certificate  from and including each Payment
                                    Date (or the Closing  Date,  with respect to
                                    the initial  Payment  Date) to and including
                                    the day preceding the current  Payment Date.
                                    Each period  referred to in the  immediately
                                    preceding  sentence  relating to the accrual
                                    of interest is the "Accrual  Period" for the
                                    related Class of Certificates. Interest will
                                    be calculated on the basis of a 360-day year
                                    consisting  of twelve  30-day months for the
                                    Class  A-2,   A-3,   A-4  and  A-5  Group  I
                                    Certificates.  Interest  for the  Class  A-1
                                    Group I Certificates and the Class A-6 Group
                                    II  Certificates  will be  calculated  based
                                    upon  the  actual  number  of  days  in  the
                                    related Accrual Period, divided by 360.

Distributions on the
  Certificates

A.  Priority of
     Distributions                  As more fully described  herein,  each Class
                                    of Certificates has a specified  priority to
                                    the  collections  on the  Pool  of  Mortgage
                                    Loans which  comprise  the related  Mortgage
                                    Loan   Group,    subject   to   the   credit
                                    enhancement   and    cross-collateralization
                                    provisions   hereinafter    described.    In
                                    addition,    _______________________,     as
                                    Certificate Insurer, is required pursuant to
                                    the  Certificate  Insurance  Policy  to make
                                    available  to the  Trustee  on each  Payment
                                    Date  100% of the  related  Class A  Insured
                                    Distribution Amount for the related Mortgage
                                    Loan  Group  to the  extent  that  available
                                    funds   remaining   after   payment  of  the
                                    Certificate   Insurer's   premium   and  the
                                    Trustee's fee are insufficient to cover such
                                    amount.

                                    The   Owners   of  the   Class   A  Group  I
                                    Certificates  and the  Class  A-6  Group  II
                                    Certificates  will receive  certain  monthly
                                    distributions  of  principal on each Payment
                                    Date which generally reflect  collections of
                                    principal during the prior Remittance Period
                                    with  respect to the related  Mortgage  Loan
                                    Group.





                                    The   Certificate   Insurance   Policy  only
                                    guarantees  the  amount  by which the sum of
                                    the related Interest Distribution Amount and
                                    the related  Subordination  Deficit, if any,
                                    exceeds Total Available Funds.

B.  Distributions on
     the Class A
     Certificates

  1.  Interest                      Interest  will accrue on each Class of Class
      Distributions                 A  Certificates   at  the  related  Class  A
                                    Pass-Through Rate during each Accrual Period
                                    for such Class of Certificates,  and will be
                                    distributed,  to the  extent  of  the  Total
                                    Available  Funds  for the  related  Mortgage
                                    Loan Group plus the  proceeds of any Insured
                                    Payments,  on each  Payment  Date.  Interest
                                    accruing  during the related  Accrual Period
                                    at the related Class A Pass-Through  Rate on
                                    the  related   Class  A  Principal   Balance
                                    immediately  preceding  such Payment Date is
                                    referred  to herein as the "Class A Interest
                                    Distribution  Amount" for the related  Class
                                    of  Class  A  Certificates.   The  "Class  A
                                    Interest   Distribution   Amount"  does  not
                                    include   the   amounts,   if  any,  of  the
                                    Supplemental  Interest Amount  applicable to
                                    the  Class A-6  Group II  Certificates.  See
                                    "Description of the  Certificates -- Flow of
                                    Funds  and  Distributions  on  the  Class  A
                                    Certificates" herein.

  2.  Principal                     The  Holders  of the  Class  A  Certificates
      Distributions                 issued with  respect to each  Mortgage  Loan
                                    Group  will be  entitled  to receive on each
                                    Payment  Date a  distribution  allocable  to
                                    principal    (the    "Class   A    Principal
                                    Distribution  Amount" for such Mortgage Loan
                                    Group and Payment  Date) which will be equal
                                    to the lesser of:

                                    (a)     the  Total  Available  Funds for the
                                            related Mortgage Loan Group plus any
                                            related  Insured  Payment  minus the
                                            interest  then due on account of the
                                            related Class A Certificates; and

                                    (b)  (i)the sum, without duplication, of:

                                            (x)   for the Mortgage  Loans in the
                                                  related  Mortgage  Loan Group,
                                                  the sum of (i)  the  principal
                                                  portion of all  scheduled  and
                                                  unscheduled  payments received
                                                  on the  Mortgage  Loans during
                                                  the related Remittance Period,
                                                  including   (a)  any  full  or
                                                  partial principal  prepayments
                                                  of    any    Mortgage    Loans
                                                  ("Prepayments")       received
                                                  during the related  Remittance
                                                  Period,   (b)   the   proceeds
                                                  received   on  any   insurance
                                                  policy  relating to a Mortgage
                                                  Loan, a Mortgaged  Property or
                                                  a   REO   Property,   net   of
                                                  proceeds  to be applied to the
                                                  repair   of   the    Mortgaged
                                                  Property  or  released  to the
                                                  Mortgagor (as defined  herein)
                                                  and     net    of     expenses
                                                  reimbursable         therefrom
                                                  ("Insurance  Proceeds"),   (c)
                                                  proceeds      received      in
                                                  connection       with      the
                                                  liquidation  of any  defaulted
                                                  Mortgage  Loans,   whether  by
                                                  trustee's  sale,   foreclosure
                                                  sale       or        otherwise
                                                  ("Liquidation Proceeds"),  net
                                                  of    fees    and     advances
                                                  reimbursable  therefrom  ("Net
                                                  Liquidation Proceeds") and (d)
                                                  proceeds      received      in
                                                  connection  with a taking of a
                                                  Mortgaged      Property     by
                                                  condemnation  or the  exercise
                                                  of   eminent   domain   or  in
                                                  connection  with a release  of
                                                  part of




                                                  the  Mortgaged  Property  from
                                                  the  related  lien  ("Released
                                                  Mortgaged Property Proceeds"),
                                                  (ii) the principal  portion of
                                                  all amounts deposited into the
                                                  Principal and Interest Account
                                                  on the related Remittance Date
                                                  in    connection    with   the
                                                  repurchase    of,    or    the
                                                  substitution        of       a
                                                  substantially similar mortgage
                                                  loan  for,  a  Mortgage  as to
                                                  which   there   is   defective
                                                  documentation or a breach of a
                                                  representation   or   warranty
                                                  contained  in the  Pooling and
                                                  Servicing Agreement, (iii) any
                                                  moneys   released   from   the
                                                  Pre-Funding Account at the end
                                                  of  the  Funding  Period  as a
                                                  prepayment   of  the   related
                                                  Class of Class A Certificates,
                                                  and (iv) the proceeds received
                                                  by the  Trustee in  connection
                                                  with  any  termination  of the
                                                  Trust, to the extent that such
                                                  proceeds relate to principal.

                                            (y)   the      amount     of     any
                                                  Subordination   Deficit   with
                                                  respect    to   the    related
                                                  Mortgage  Loan  Group for such
                                                  Payment Date; and

                                            (z)   the      amount     of     any
                                                  Subordination  Increase Amount
                                                  with  respect  to the  related
                                                  Mortgage  Loan  Group for such
                                                  Payment Date, to the extent of
                                                  the Class B Interest available
                                                  to be applied for such purpose
                                                  for such Payment Date;

                                                               minus

                                       (ii) the  amount  of  any   Subordination
                                            Reduction Amount with respect to the
                                            related Mortgage Loan Group for such
                                            Payment Date.

                                    The amount of any  Subordination  Deficit or
                                    Subordination  Increase Amount to be paid to
                                    the Holders of the Class A Certificates will
                                    be  paid  to  the  Holders  of the  Class  A
                                    Certificates   then   entitled   to  receive
                                    distributions of principal.  Similarly,  the
                                    amount of any Subordination Reduction Amount
                                    to be  deducted  from the Class A  Principal
                                    Distribution   Amount   for   the   Class  A
                                    Certificates  will  be  deducted  from  such
                                    amounts  otherwise due to the Holders of the
                                    Class  A   Certificates   then  entitled  to
                                    receive distributions of principal.

                                    The  amount  of  any  loss  on a  Liquidated
                                    Mortgage  Loan in the related  Mortgage Loan
                                    Group (i.e., a Realized Loss) may or may not be allocated to the Owners of the Class A
                                    Certificates issued with respect to such Mortgage Loan Group on the Payment Date which immediately follows the event of loss.
                                    However, the Owners of each Class of the Class A Certificates are entitled to receive ultimate recovery of 100% of the original principal balance for such Class.

                                    The Class A Group I  Certificates  have been
                                    tranched into five "sequential pay" Classes,
                                    such that the Class A-5 Group I Certificates
                                    are   entitled   to  receive  no   principal
                                    distributions    until    the    Class   A-4
                                    Certificate   Principal   Balance  has  been
                                    reduced  to  zero,  the  Class  A-4  Group I
                                    Certificates  are  entitled  to  receive  no
                                    principal  distributions until the Class A-3
                                    Certificate   Principal   Balance  has  been
                                    reduced  to  zero,  the  Class  A-3  Group I
                                    Certificates  are  entitled  to  receive  no
                                    principal  distributions until the Class A-2
                                    Certificate   Principal   Balance  has  been
                                    reduced to zero, and the Class A-




                                    2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Certificate Principal Balance has been reduced to zero.

                                    As  of  any  Payment  Date,   the  "Class  A
                                    Certificate  Principal  Balance" for a Class
                                    of  Class  A  Certificates,   prior  to  any
                                    distribution  on  such  Payment  Date,  will
                                    equal  the  original   Class  A  Certificate
                                    Principal Balance of such Class less the sum
                                    of all amounts previously distributed to the
                                    Owners  of the  related  Class  of  Class  A
                                    Certificates on account of principal. "Class
                                    A Group  I  Certificate  Principal  Balance"
                                    refers to the Class A Group I  Certificates,
                                    and  the  "Class  A  Group  II   Certificate
                                    Principal  Balance"  refers to the Class A-6
                                    Group II Certificates.

C.  Class A
   Distribution Amounts
   and Class A Insured              The  "Class  A  Distribution   Amount"  with
   Distribution  Amounts            respect   to   each   Class   of   Class   A
                                    Certificates  and  Payment  Date is the sum,
                                    without  duplication,  of (x)  the  Class  A
                                    Interest Distribution Amount with respect to
                                    such Class and Payment Date, (y) the Class A
                                    Principal  Distribution Amount, if any, with
                                    respect to such Class and  Payment  Date and
                                    (z) the  Class A  Carry-Forward  Amount,  if
                                    any,  with respect to such Class and Payment
                                    Date.

                                    The "Class A  Carry-Forward  Amount"  means,
                                    with  respect  to  each  Class  of  Class  A
                                    Certificates  and  Payment  Date,  the  sum,
                                    without  duplication,  of (a) the amount, if
                                    any,  by which (x) the Class A  Distribution
                                    Amount  for the  related  Class  of  Class A
                                    Certificates as of the immediately preceding
                                    Payment Date  exceeded (y) the amount of the
                                    actual   distribution,   exclusive   of  any
                                    portion thereof representing the proceeds of
                                    an  Insured  Payment,  to the  Owners of the
                                    related  Class  of Class A  Certificates  on
                                    such immediately  preceding Payment Date and
                                    (b)   interest  on  the   amount,   if  any,
                                    described in clause (a) at the related Class
                                    A  Pass-Through  Rate from such  immediately
                                    preceding Payment Date.

                                    The "Class A Insured Distribution Amount" with respect to each Class of Class A
                                    Certificates and Payment Date is the sum, without duplication, of (x) the Class A
                                    Interest Distribution Amount with respect to such Class and Payment Date, (y) the amount of any Subordination Deficit with respect to such Class and Payment Date and (z) the Class A Carry-Forward Amount, if any, with respect to such class and Payment Date.

                                    To the extent that the  Certificate  Insurer
                                    pays  Insured   Payments   the   Certificate
                                    Insurer,  as  subrogee,  will be entitled to
                                    receive the Class A Carry-Forward Amount.

                                    The Pooling and Servicing Agreement provides
                                    that to the extent any  portion of a Class A
                                    Carry-Forward  Amount  relates to  principal
                                    such   portion   shall  be   treated   as  a
                                    distribution of principal,  with any portion
                                    which relates to interest being treated as a
                                    distribution of interest.

Mandatory Prepayment                Of the maximum original  Pre-Funding  Amount
                                    of $________,  maximum  amounts of $________
                                    and  $________   will  be  funded  from  the
                                    proceeds   of  the  scale  of  the  Group  I
                                    Certificates  and the Group II Certificates,
                                    respectively  and  may be  used  to  acquire
                                    Subsequent  Mortgage  Loans with  respect to
                                    Group I and Group II,  respectively.  In the
                                    event that, on the






                                         199_  Payment  Date,  not  all  of  the
                                    $________  and  $________  funded  from  the
                                    proceeds   of  the  sale  of  the   Group  I
                                    Certificates  and the Group II Certificates,
                                    respectively,   has  been  used  to  acquire
                                    subsequent  Mortgage  Loans with  respect to
                                    the related  Mortgage  Loan Group,  then the
                                    related Class A Certificates will be prepaid
                                    in part on such  date,  on a pro rata  basis
                                    with  respect  to the  Owners of  individual
                                    Certificates of the related Group,  from and
                                    to the extent of such remaining amounts. The
                                    Pooling  and  Servicing  Agreement  does not
                                    permit  Pre-Funding  Account  moneys  funded
                                    from  the  sale  of one  Group  of  Class  A
                                    Certificates to be used to acquire  Mortgage
                                    Loans relating to the other Group of Class A
                                    Certificates.
Registration of the
  Class A Certificates              The Class A  Certificates  will initially be
                                    issued in book-entry form. Persons acquiring
                                    beneficial ownership interests in such Class
                                    A  Certificates   ("Beneficial   Certificate
                                    Owners")  may elect to hold their  interests
                                    through   The   Depository   Trust   Company
                                    ("DTC"),  in the United States,  or Centrale
                                    de  Livraison  de  Valeurs  Mobiliers,  S.A.
                                    ("CEDEL")    or   the    Euroclear    System
                                    ("Euroclear"),  in Europe.  Transfers within
                                    DTC, CEDEL or Euroclear, as the case may be,
                                    will be in  accordance  with the usual rules
                                    and  operating  procedures  of the  relevant
                                    system.  So long as the Class A Certificates
                                    are  book-entry  certificates,  such Class A
                                    Certificates  will  be  evidenced  by one or
                                    more Class A Certificates  registered in the
                                    name of Cede & Co. ("Cede"),  as the nominee
                                    of DTC or one of the  relevant  depositories
                                    (collectively, the "European Depositories").
                                    Cross-market   transfers   between   persons
                                    holding directly or indirectly  through DTC,
                                    on the one hand, and counterparties  holding
                                    directly  or  indirectly  through  CEDEL  or
                                    Euroclear, on the other, will be effected in
                                    DTC through  Citibank N.A.  ("Citibank")  or
                                    Morgan  Guaranty  Trust  Company of New York
                                    ("Morgan"),  the  relevant  depositories  of
                                    CEDEL or Euroclear, respectively, and each a
                                    participating  member  of DTC.  The  Class A
                                    Certificates will initially be registered in
                                    the  name  of  Cede.  The  interests  of the
                                    Owners of such Class A Certificates  will be
                                    represented by  book-entries  on the records
                                    of DTC and participating members thereof. No
                                    Beneficial   Certificate   Owner   will   be
                                    entitled to receive a definitive certificate
                                    representing such person's interest,  except
                                    in the event  that  Definitive  Certificates
                                    (as  defined  herein)  are issued  under the
                                    limited circumstances  described herein. All
                                    references    herein    to   any   Class   A
                                    Certificates    reflect    the   rights   of
                                    Beneficial  Certificate  Owners only as such
                                    rights may be exercised  through DTC and its
                                    participating  organizations  for so long as
                                    such Class A  Certificates  are held by DTC.
                                    See     "Special     Considerations"     and
                                    "Description   of   the    Certificates   --
                                    Book-Entry   Registration  of  the  Class  A
                                    Certificates" herein.

Servicing of the                    The  Master  Servicer  has agreed to service
  Mortgage Loans                    the Mortgage  Loans in  accordance  with the
                                    Pooling and Servicing Agreement.  In certain
                                    limited  circumstances,  the Master Servicer
                                    may be removed as Master  Servicer under the
                                    Pooling  and  Servicing  Agreement.  In  the
                                    event that  __________  is removed as Master
                                    Servicer  under the  Pooling  and  Servicing
                                    Agreement,  a successor Master Servicer will
                                    be appointed thereunder.


                                    The Master Servicer has entered into certain
                                    Sub-Servicing Agreements with respect to the Mortgage Loans. See "The Company and the
                                    Master Servicer."





Monthly  Servicing  Fee             The Master  Servicer will retain fees not in
                                    excess of ____% per  annum  (the  "Servicing
                                    Fee"),  payable  monthly at one-twelfth  the
                                    annual   rate,   of  the  then   outstanding
                                    principal   amount  of  each  Mortgage  Loan
                                    serviced  by it as of the close of  business
                                    on the first day of the  preceding  calendar
                                    month.

Subordination of Class B            The Class B Certificates are subordinated to
  Certificates                      the Class A Certificates. Such subordination
                                    is intended to enhance the  likelihood  that
                                    the Owners of the Class A Certificates  will
                                    receive  full  and  timely  receipt  of  all
                                    amounts due to them. See "Description of the
                                    Certificates  --  Subordination  of  Class B
                                    Certificates" herein.

Certificate
  Insurer                           __________________, a _________________.
Certificate                         The  Company  will  obtain  the  Certificate
  Insurance Policy                  Insurance Policy,  which is  non-cancelable,
                                    in favor of the  Trustee  on  behalf  of the
                                    Owners of the Class A Certificates.  On each
                                    Payment  Date,  the  Certificate  Insurer is
                                    required  to make  available  to the Trustee
                                    the  amount  of any  insufficiency  in Total
                                    Available  Funds  for the  related  Mortgage
                                    Loan Group as of such Payment Date necessary
                                    to   distribute    the   Class   A   Insured
                                    Distribution  Amount  with  respect  to  the
                                    related Mortgage Loan Group. The Certificate
                                    Insurance  Policy  does  not  guarantee  any
                                    specified  rate  of  Prepayments.  See  "The
                                    Certificate   Insurance   Policy   and   the
                                    Certificate Insurer" and "Description of the
                                    Certificates--Subordination   of   Class   B
                                    Certificates" herein.

                                    The Trustee or paying agent will (i) receive
                                    as  attorney-in-fact  of each  Owner  of the
                                    Class A  Certificates,  any Insured  Payment
                                    from  the   Certificate   Insurer  and  (ii)
                                    disburse  the  same  to  each  Owner  of the
                                    related Class A  Certificates  in accordance
                                    with the  Pooling and  Servicing  Agreement.
                                    The Pooling  and  Servicing  Agreement  will
                                    provide  that to the extent the  Certificate
                                    Insurer  makes  Insured   Payments,   either
                                    directly or indirectly (as by paying through
                                    the  Trustee  or a  paying  agent),  to  the
                                    Owners  of any  Class  A  Certificates,  the
                                    Certificate  Insurer will be  subrogated  to
                                    the  rights of such  Owners of such  Class A
                                    Certificates  with  respect to such  Insured
                                    Payments.   The  Certificate   Insurer  will
                                    receive   reimbursement   for  such  Insured
                                    Payments,  but only from the  sources and in
                                    the  manner  provided  in  the  Pooling  and
                                    Servicing  Agreement.  Such  subrogation and
                                    reimbursement  will  have no  effect  on the
                                    Certificate  Insurer's obligations under the
                                    Certificate Insurance Policy.

Optional                            The Company  will have the right to purchase
 Termination                        all the  Mortgage  Loans on any Payment Date
                                    when the aggregate principal balances of the
                                    Mortgage  Loans has  declined to ten percent
                                    or  less  of  the  Original  Pool  Principal
                                    Balance (the "Company  Optional  Termination
                                    Date"). See "Description of the Certificates
                                    --  Optional  Termination  by  the  Company"
                                    herein.

Auction Sale                        The Pooling and Servicing Agreement requires
                                    that,   within  ninety  days  following  the
                                    Company  Optional  Termination  Date, if the
                                    Company  has  not   exercised  its  optional
                                    termination  right by such date, the Trustee
                                    shall  solicit  bids for the purchase of all
                                    Mortgage  Loans  remaining in the Trust.  In
                                    the  event   that   satisfactory   bids  are
                                    received  as  described  in the  Pooling and
                                    Servicing  Agreement,  the net sale proceeds
                                    will be distributed  to  Certificateholders,
                                    in the same order of priority as collections
                                    received in respect of the  Mortgage  Loans.
                                    If satisfactory  bids are not received,  the
                                    Trustee  shall  decline to sell the Mortgage
                                    Loans and shall not be under any




                                    obligation  to solicit any  further  bids or
                                    otherwise  negotiate any further sale of the
                                    Mortgage  Loans.  Such  sale and  consequent
                                    termination  of the Trust must  constitute a
                                    "qualified   liquidation"   of  each   REMIC
                                    established  by the Trust under Section 860F
                                    of the  Internal  Revenue  Code of 1986,  as
                                    amended, including,  without limitation, the
                                    requirement  that the qualified  liquidation
                                    takes  place  over a period not to exceed 90
                                    days.

Ratings It is a condition of the original issuance of the Class A Certificates that the Class A
                                    Certificates receive ratings of ___ or ___ by _____ and _____, respectively. A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity.

                                    Such ratings address credit risk, but do not
                                    purport  to  address  any  prepayment   risk
                                    associated  with the  Class A  Certificates,
                                    nor do such ratings cover the payment of the
                                    Supplemental Interest Amounts.

Certain Federal Income
  Tax Consequences                  One or more  elections will be made to treat
                                    certain  assets  of the Trust as one or more
                                    REMICs for federal income tax purposes. Each
                                    Class of the  Class A  Certificates  will be
                                    designated  as  a  "regular  interest"  in a
                                    REMIC and a separate  class of  certificates
                                    will   be   designated   as  the   "residual
                                    interest"   with   respect  to  each  REMIC.
                                    Certificateholders   that  would   otherwise
                                    report   income   under  a  cash  method  of
                                    accounting  will be  required  to include in
                                    income  interest on the Class A Certificates
                                    (including original issue discount,  if any)
                                    in  accordance  with an  accrual  method  of
                                    accounting.  See "Certain Federal Income Tax
                                    Consequences" herein and in the Prospectus.

ERISA                               As described  under  "ERISA  Considerations"
  Considerations                    herein,  the  Class  A  Certificates  may be
                                    purchased  by a  pension  or other  employee
                                    benefit   plan   subject  to  the   Employee
                                    Retirement  Income  Security Act of 1974, as
                                    amended   ("ERISA"),    or   by   individual
                                    retirement  accounts or Keogh plans covering
                                    only a sole  proprietor or partner which are
                                    not  subject  to ERISA  but are  subject  to
                                    Section  4975 of the Code  ("Plans"),  after
                                    the  earlier  of (i) the date on  which  the
                                    Funding  Period expires and (ii) the date on
                                    which the  Department  of Labor  amends  the
                                    Exemption  (as defined  below) to permit the
                                    use of pre- funding accounts thereunder. See
                                    "ERISA  Considerations"  herein  and  in the
                                    Prospectus.

Legal Investment                    The Class A Certificates will not constitute
 Considerations                     "mortgage  related  securities" for purposes
                                    of the Secondary Mortgage Market Enhancement
                                    Act of  1984  ("SMMEA").  Accordingly,  many
                                    institutions  may not be legally  authorized
                                    to invest in the Class A Certificates.

Special                             For a  discussion  of certain  factors  that
  Considerations                    should   be   considered   by    prospective
                                    investors in the Class A  Certificates,  see
                                    "Risk    Factors"    herein   and   in   the
                                    accompanying Prospectus.




                                  RISK FACTORS

         Prospective investors should consider, among other things, the following factors (as well as the factors set forth under "Risk Factors" in the accompanying Prospectus) in connection with the purchase of the Class A Certificates.

         Maturity and Prepayment Considerations. All of the Mortgage Loans are prepayable in full or in part at any time. The rate of Prepayments on the Mortgage Loans may be influenced by a variety of economic, social and other factors, including interest rates, the availability of alternative financing and homeowner mobility. Although there is little significant data available on the effects of interest rates on prepayment rates for non-purchase money, non-conforming credit mortgage loans, a number of factors suggest that the prepayment behavior of a pool of such mortgage loans may be significantly different from that of a pool of purchase money, conforming-credit mortgage loans. One such factor is the typically smaller principal balance of the average non-purchase money mortgage loan than that of the average purchase money mortgage conventional loan in the typical pool. A smaller principal balance is easier for a borrower to prepay than a larger balance and therefore a higher prepayment rate may result for a non-purchase money mortgage loan pool than for a pool of purchase money mortgage loans, irrespective of the relative average interest rates in the two pools and the general interest rate environment. A small principal balance, however, also may make refinancing a non-purchase money mortgage loan at a lower loan rate less attractive to the borrower relative to refinancing a larger principal balance non-purchase money mortgage loan, as the perceived impact to the borrower of lower interest rates on the size of the monthly payment on a mortgage loan is much less than for a larger principal balance non-purchase money mortgage loan. Other factors that might be expected to affect the prepayment rate of a pool of mortgage loans include the amounts of, and interest rates on, the related senior mortgage loans, if one exists, and the use of the first mortgage loans as long-term financing for home purchase and junior mortgage loans as shorter-term financing for a variety of purposes, including debt consolidation, home improvement, education expenses and purchases of consumer durables such as automobiles. See "Special Considerations -- Yield and Prepayment Considerations" in the accompanying Prospectus.

         The weighted average life of a pool of loans is the average amount of time for which each dollar of principal on such loans is outstanding. Because it is expected that there will be payments of principal of Mortgage Loans in advance of the scheduled due date for the payments of such principal (the "Prepayments") and defaults on the Mortgage Loans, the actual weighted average life of the Mortgage Loans is expected to vary substantially from the weighted average life of the Mortgage Loans based upon their amortization schedules. Prepayments may result from voluntary early payments by borrowers (including payments in connection with refinancings of the related first mortgage loans or the Mortgage Loan itself), the sale of Properties subject to due-on-sale clauses, and liquidations due to default, as well as the receipt of proceeds from physical damage insurance policies. In addition, repurchases of Mortgage Loans from the Trust will have the same effect as Prepayments of the related Mortgage Loans. Substantially all of the Mortgage Loans contain "due-on-sale" provisions, and the Pooling and Servicing Agreement generally requires the Master Servicer to enforce such provisions unless such enforcement is not permitted by applicable law. See "Description of the Certificates -- Flow of Funds and Distributions on the Class A Certificates", " -- General Servicing Procedures", " -- Termination of the Trust", "Legal Investment Considerations", and "Maturity, Prepayment and Yield Considerations" herein.

         Risk of Higher Default Rates for Mortgage Loans with Balloon Payments. ____% of the Original Group I Pool Principal Balance of the Mortgage Loans in Group I and ____% of the Original Group II Pool Principal Balance of the Mortgage Loans in Group II are Balloon Loans. See "Special Considerations -- Risk of Losses Associated with Balloon Loans" in the accompanying Prospectus.

         Geographic Concentration of Mortgage Loans. Approximately ____% of the Original Group I Pool Principal Balance represents Mortgage Loans relating to Mortgaged Properties located in five states: ________ ____%, _________ ____%, ________ ____%, ________ ____%, and ________ ____% Approximately ____%
of the Original Group II Pool Principal Balance represents Mortgage Loans relating to Mortgaged Properties located in five states: _________ ____%, ________ ____%, ________ ____%, _________ ____% and ________ ____%. See "Special
Considerations--Geographic Concentration."

         Risk of Higher Default Rates for Junior Lien Loans. ____% of the Original Group I Pool Principal Balance of the Mortgage Loans relates to Mortgage Loans secured by liens which are in a second position. See "Special
Considerations   --  Risk  of  Losses  Associated  with  Junior  Liens"  in  the
Prospectus.

         Risk of Potential Termination of Trust. The Trust may be terminated when the aggregate principal balances of the Mortgage Loans has declined to ten percent or less of the Original Pool Principal Balance, either by the Company, exercising its optional termination right, or pursuant to the Auction Sale. See "Description of Certificates -- Optional Termination by the Company" and "Description of the Certificates -- Auction Sale". Such a termination would be the equivalent of a prepayment of all the Mortgage Loans. The Owners of the Class A Certificates would receive from the proceeds resulting from any such termination, any interest accrued and unpaid, together with any distribution of principal owed and unpaid, in the order of priority set forth under "Description of Certificates -- Distributions on the Class A Certificates". Any such termination of the Trust will reduce the yield to maturity on Class A Certificates purchased at a premium. See "Description of the Certificates -- Termination of the Trust" herein.

         Effect of Mortgage Loan Yield on Class A-1 and Class A-6 Pass-Through Rate. The Class A-1 Pass- Through Rate is based upon the value of an adjustable index (one-month LIBOR), while the Coupon Rates on the Group I Mortgage Loans are fixed. Consequently, the interest which becomes due on such Mortgage Loans in Group I (net of the Servicing Fees, the Trustee fees and the Certificate Insurer premiums) during any Remittance Period may be less than the amount of interest that would accrue at one-month LIBOR plus the margin on the Class A-1 Group I Certificates, during the related Accrual Period, and will be limited to such lower amount. The Class A-1 Group I Certificates do not contain any "carry-forward" or "catch-up" feature if the amount of interest paid is so limited.

         The Class A-6 Group II Pass-Through Rate is based upon the value of an index (one-month LIBOR) which is different from the value of the indices applicable to the Mortgage Loans in Group II, as described under "The Mortgage Pool -- Group II" (either as a result of the use of a different index, rate determination date, rate adjustment date or rate cap or floor). The Mortgage Loans in Group II primarily adjust semi-annually or yearly based upon a six-month LIBOR index whereas the Class A-6 Group II Pass-Through Rate adjusts monthly based on a one-month LIBOR index and is limited by the Class A-6 Available Funds Pass-Through Rate, unless Supplemental Interest Amounts (the payment of which is not insured by the Certificate Insurer and which is not rated) are funded in full. Consequently the actual Class A-6 Pass-Through Rate for such Payment Date may not equal the Class A-6 Formula Pass-Through Rate for such Payment Date. In particular, the interest rates on the Mortgage Loans in Group II adjust less frequently, with the result that the actual Class A-6 Pass-Through Rate may be lower than the Class A-6 Formula Pass-Through Rate for extended periods in a rising interest rate environment. In addition, one-month LIBOR and six-month LIBOR may respond to different economic and market factors, and there is not necessarily any correlation between them. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which one or more Indices are falling or that, even if both one-month LIBOR and Indices rise during the same period, one-month LIBOR may rise much more rapidly than six-month LIBOR. See "Class A-6 Pass-Through Rate" in the Summary for this Prospectus Supplement.

     The Subsequent Mortgage Loans and the Pre-Funding Account. If the principal amount of eligible

Mortgage Loans available during the Funding Period and sold to the Trust is less than 100% of the Pre-Funded Amount, the Company will have insufficient Mortgage Loans to sell to the Trust, on the Subsequent Transfer Dates, thereby resulting in prepayments of principal to Owners of one or more Classes of Class A Certificates as described herein. In addition, any conveyance of Subsequent Mortgage Loans is subject to the following conditions, among others: (i) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Purchase Agreement and the Pooling and Servicing Agreement;
(ii) the Company will not select such Subsequent Mortgage Loans in a manner that they believe is adverse to the interests of the Class A Certificateholders;
(iii) the Company will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; and (iv) as of the Subsequent Cut-Off Date, the Mortgage Loans in the related Mortgage Loan Group at that time, including the Subsequent Mortgage Loans to be conveyed by the Company as of such Subsequent Cut-Off Date, will satisfy the criteria set forth in the Pooling and Servicing Agreement, as described herein under "The Mortgage Loan Pool - Conveyance of Subsequent Mortgage Loans".

         To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Mortgage Loans by the Trust by the end of the Funding Period, the Owners of one or more Classes of Class A Certificates will receive a prepayment of principal in an amount equal to the Pre- Funded Amount allocable to such Class and remaining in the Pre-Funding Account following the purchase of any Subsequent Mortgage Loans on the first Payment Date following the Funding Period. Although no assurances can be given, it is anticipated by the Company that the principal amount of Subsequent Mortgage Loans sold to the Trust will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material principal prepayment to the Class A Certificateholders.

         Each Subsequent Mortgage Loan must satisfy the eligibility criteria referred to above at the time of its addition. However, Subsequent Mortgage Loans may have been originated by the Originators or purchased by the Company using credit criteria different from those which were applied to the Initial Home Mortgage and may be of a different credit quality. Therefore, following the transfer of Subsequent Mortgage Loans to the related Mortgage Loan Group, the characteristics of the related Mortgage Loan Group included in the Trust may vary significantly from those of the Initial Mortgage Loans included in such Mortgage Loan Group. See "The Mortgage Loan Pool - Conveyance of Subsequent Mortgage Loans".

                                 USE OF PROCEEDS

         The Trust will acquire the Mortgage Loans from the Company concurrently with the sale of the Certificates and the net proceeds from the sale of the Certificates will be paid to the Company. Such net proceeds (together with the Residual Certificates retained by the Company or its affiliates) will, in effect, represent the purchase price paid by the Trust to the Company for the Mortgage Loans. The net proceeds, after funding transaction costs, to be received from the sale of the Mortgage Loans will be added to the Company's general funds and will be available for general corporate purposes.



                                   THE COMPANY

         Access Financial Lending Corp. ("AFL" or the "Company"), a Delaware corporation, provides housing finance programs to consumers throughout the United States through its Mortgage Lending and Manufactured Housing Programs.
The Company is the successor by merger of Access Financial Lending Corp., a Delaware corporation (formerly Equicon Corporation), whose principal business was the purchase of non-conforming mortgages, and Access Financial Corp., whose principal business was the retail financing of manufactured housing. The merger occurred on July 1, 1996.

         The Company is a wholly-owned subsidiary of Access Financial Holding Corp. ("AFH"), which is a Delaware corporation and wholly-owned subsidiary of Cargill Financial Services Corporation. AFH was formed in January 1996 to facilitate the continued growth of the housing finance business.

         The Company maintains its principal offices at 400 Highway 169 South, Suite 400, St. Louis Park, Minnesota 55426-0365.

         As described herein, AFL will be obligated to repurchase certain Mortgage Loans pursuant to certain representations and warranties made with respect to the Mortgage Loans. See "The Mortgage Loan Pool -- Mortgage Loan Program -- Underwriting Standards; Representations" herein and "Mortgage Loan Program" in the accompanying Prospectus.


                               THE MASTER SERVICER

         As Master Servicer, ________ will be obligated to service the Mortgage Loans pursuant to the Pooling and Servicing Agreement. See "Description of the Certificates -- General Servicing Procedures" herein. The Master Servicer has entered into a sub-servicing agreement with __________, which provides for servicing and administration of the Mortgage Loans. Notwithstanding such sub-servicing agreement, the Master Servicer shall be obligated to the same extent and under the same terms and conditions under the Pooling and Servicing Agreement as if it alone were servicing and administering the Mortgage Loans. See "Description of the Certificates--General Servicing Procedures" herein.


                             THE MORTGAGE LOAN POOL

General

         The statistical information concerning the Pool of Mortgage Loans is based upon Pool information as of the close of business on ________, 199_ (the "Cut-Off Date").

         The Initial Mortgage Loans consist of ____ mortgage loans evidenced by promissory notes (the "Notes") secured by deeds of trust, security deeds or mortgages on the properties (the "Properties" or "Mortgaged Properties"), which are located in ___ states and the District of Columbia. The Properties securing the Initial Mortgage Loans consist of one- to four-family residences (which may be detached, part of a one- to four-family dwelling, a condominium unit, a townhouse or a unit in a planned unit development). The Properties may be owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties.

         Each Mortgage Loan in the Trust will be assigned to one of two mortgage loan groups: "Group I" or "Group II", (each a "Mortgage Loan Group") comprised of Mortgage Loans which bear fixed interest rates only, in the case of Group I, and Mortgage Loans which bear adjustable interest rates only, in the case of Group II. The Class A Group I Certificates will be issued in respect of Group I and the Class A-6 Group II Certificates will be issued in respect of Group II.

         The Initial Mortgage Loans in Group I consist of ____% of fully amortizing mortgage loans and ____% of Balloon Loans; consist of approximately ____% of loans secured by first liens on the related Properties, with the remainder representing second liens; consist of approximately ____% of loans secured by primary residences. No Group I Initial Mortgage Loan is more than ___ days contractually delinquent as of the Cut-Off Date.

         The Initial Mortgage Loans in Group II consist of ____% of fully amortizing mortgage loans and ____% of Balloon Loans; consist of ____% of loans secured by first liens on the related Properties; and consist of approximately ____% of Loans secured by primary residences. No Group II Initial Mortgage Loan is more than ___ days contractually delinquent as of the Cut-Off Date.

         Additional mortgage loans (the "Subsequent Mortgage Loans") are intended to be purchased by the Trust from the Company from time to time on or before , 199_, from funds on deposit in the Pre- Funding Account. The Initial Mortgage Loans and the Subsequent Mortgage Loans are referred herein collectively as the "Mortgage Loans". The Subsequent Mortgage Loans to be purchased by the Trust, if available, will be originated on or prior to , 199_ by the Originators, sold by the Originators to the Company and then sold by the Company to the Trust. The Pooling and Servicing Agreement will provide that the Mortgage Loans in each Mortgage Loan Group, following the conveyance of the Subsequent Loans, must in the aggregate conform to certain specified characteristics described below under "Conveyance of Subsequent Mortgage Loans".

                     Delinquency Experience on the Company's
                         Portfolio of Mortgage Loans(1)



                                                                          As of
                                 ----------------------------------------------------------------------------------------

                                    March     December     June 30,     December    June 30,     December     June 30,
                                   31, 199     31, 199       199        31, 199        199        31, 199       199
                                 ----------------------------------------------------------------------------------------


Number of Mortgage Loans.........

Dollar amount of Mortgage Loans..          $            $           $            $            $            $           $

Delinquency Period
30-59 Days

    % of number of loans (2).....          %            %           %            %            %            %           %

    % of dollar amount of loans (3)        %            %           %            %            %            %           %

60-89 days

    % of number of loans (2).....          %            %           %            %            %            %           %

    % of dollar amount of loans (3)        %            %           %            %            %            %           %

90 days and over

    % of number of loans (2).....          %            %           %            %            %            %           %

    % of dollar amount of loans (3)        %            %           %            %            %            %           %

Foreclosed Properties

    % of number of loans (2).....          %            %           %            %            %            %           %

    % of dollar amount of loans (3)        %            %           %            %            %            %           %


- ----------

(1) The Mortgage Loans comprising the Company's portfolio were originated beginning in April 1992. The variable rate program commenced in April 1994.

(2) The number of delinquent Mortgage Loans or the number of foreclosed properties as a percentage of the total "Number of Mortgage Loans" as of the date indicated.

(3) The dollar amount of delinquent Mortgage Loans or the dollar amount of foreclosed properties as a percentage of the total "Dollar amount of Mortgage Loans" as of the date indicated.

                      LOAN LOSS EXPERIENCE ON THE Company'S
                           PORTFOLIO OF MORTGAGE LOANS

         Prior to June 14, 1995, the Company experienced no losses since the Company's program began.



                                                    For the Twelve Months Ended    For the    Months Ended , 199
                                                               December 31, 199
                                             --------------------------------------------------------------------

Average amount outstanding(1).................        $                                        $
Gross losses(2)...............................
Recoveries(3).................................
Net losses(4).................................
Net losses as a percentage of average
  amount outstanding .........................         %                                        %



(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are the principal amounts of the mortgage loans for each respective period which have been determined to be uncollectible.
(3) "Recoveries" represent the excess of (x) the sum of recoveries from liquidation proceeds and deficiency judgments over (y) the sum of expenses and accrued interest.
(4)      "Net Losses" represents "Gross Losses" minus "Recoveries".

         While the above delinquency and loan loss experience represents the recent experience of the Company's portfolio of Mortgage Loans, there can be no assurance that the future delinquency and loan loss experience on the Mortgage Loans included in the Pool will be similar. The Company can neither quantify the impact of any recent property value declines on the Mortgage Loans nor predict whether, to what extent or how long such declines may continue. In a period of such decline, the rates of delinquencies, foreclosures and losses on the Mortgage Loans could be higher than those heretofore experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses.

Group I

         The Initial Mortgage Loans in Group I consist of approximately ____ loans under which the related Mortgaged Properties are located in ___ states and the District of Columbia as set forth herein. As of the CutOff Date, the Initial Mortgage Loans in Group I had an aggregate principal balance of $________, the maximum principal balance of any of the Initial Mortgage Loans in the Group I was $________, the minimum principal balance thereof was $________, and the principal balance of the Initial Mortgage Loans in Group I averaged $________. As of the Cut-Off Date, Coupon Rates on the Initial Mortgage Loans in Group I ranged from ____% to ____% per annum, and the weighted average Coupon Rate of the Initial Mortgage Loans in Group I was ____% per annum. As of the Cut-Off Date, the original term to stated maturity of the Initial Mortgage Loans in Group I ranged from ___ months to ___ months, the remaining term to stated maturity ranged from ___ months to ___ months, the weighted average original term to stated maturity was ___ months and the weighted average remaining term to stated maturity was ___ months. No Initial Mortgage Loan in Group I had a stated maturity later than ________. ____% of the aggregate principal balance of the Initial Mortgage Loans in Group I require monthly payments of principal that will fully amortize the Mortgage Loans by their respective maturity dates, and ____% of the aggregate principal balance of the Initial Mortgage Loans in Group I are Balloon Loans.

         The sum of the percentage columns set forth in the following tables may not equal 100% due to rounding.

                             Geographic Distribution
                                     Group I

                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance               % of
                                       Mortgage              as of the                 Aggregate
State                                    Loans             Cut-Off Date            Principal Balance
- -----                              ----------------   -----------------------   --------------------
Alabama                                                        $                        %
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
Wisconsin
Wyoming
- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $                     %
========================================================================================================



         The combined loan-to-value ratio of a Mortgage Loan is equal to the ratio (expressed as a percentage) of (x) the sum of the (i) original principal balance of such Mortgage Loan and (ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of such Mortgage
Loan) and (y) the appraised value of the related Mortgaged Property at the time of origination or in the case of a purchase money mortgage loan the lesser of the purchase price or the appraised value at the time of origination (the "Combined Loan-to-Value Ratio"). The Combined Loan-to-Value Ratios are distributed as follows:

                    Combined Loan-To-Value Ratio Distribution
                                     Group I


                                     Number            Aggregate Unpaid
                                   of Initial          Principal Balance               % of
Range of Combined                   Mortgage               as of the                 Aggregate
Loan-to-Value Ratios                  Loans              Cut-Off Date            Principal Balance
- --------------------                ---------           -----------------        ------------------















- -------------------------------------------------------------------------------------------------------
TOTAL                                                                 $                       %
=======================================================================================================


         The Combined Loan-to-Value Ratios shown above were calculated based upon the appraised values of the Properties at the time of origination of the Mortgage Loans or in the case of a purchase money mortgage loan the lesser of the purchase price or the appraised value at the time of origination (the "Appraised Values"). No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the unpaid principal balances of the Mortgage Loans, together with the unpaid principal balances of any senior mortgage loans, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

                            Coupon Rate Distribution
                                     Group I

                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance               % of
Range of                               Mortgage              as of the                 Aggregate
Coupon Rates (%)                         Loans             Cut-Off Date            Principal Balance
- ----------------                       ---------          -----------------        ------------------




















- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $                  100.00%
========================================================================================================



        Distribution of Unpaid Principal Balances as of the Cut-Off Date
                                     Group I


                                               Number                       Aggregate Unpaid
                                             of Initial                    Principal Balance                   % of
Range of Unpaid                               Mortgage                         as of the                    Aggregate
Principal Balances ($)                          Loans                        Cut-Off Date               Principal Balance
- ----------------------                          -----                        -------------              -----------------







- -----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                          $                 100.00%
=============================================================================================================================


                        Lien Status and Occupancy Status
                                     Group I



                                                Number                        Aggregate Unpaid
                                              of Initial                      Principal Balance              % of
Lien Status and                                Mortgage                          as of the                 Aggregate
Occupancy Status                                 Loans                          Cut-Off Date           Principal Balance
- ----------------------------------           ------------                    -------------------       -----------------
First Lien      Owner Occupied                                                               $                         %

                Non-Owner Occupied
Second Lien     Owner Occupied
                Non-Owner Occupied
- -----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                        $                   100.00%
=============================================================================================================================





      Distribution of Age (in months) from Origination to the Cut-Off Date
                                     Group I


                                           Number                             Aggregate Unpaid
                                         of Initial                          Principal Balance               % of
Months Elapsed                            Mortgage                               as of the                 Aggregate
Since Origination                           Loans                               Cut-Off Date           Principal Balance
- -----------------                        ----------                          ------------------        -----------------






- -----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                       $                   100.00%
=============================================================================================================================


                                  Property Type
                                     Group I



                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance               % of
                                       Mortgage              as of the                 Aggregate
Property Type                            Loans             Cut-Off Date            Principal Balance
- -------------                         -----------        ------------------        -----------------
Single-family                                                $                                   %
Modular Housing
Manufactured Housing
FUD
SF Row House
Townhouse
Duplex
Condominium
2-4 family
- --------------------------------------------------------------------------------------------------------
TOTAL                                                          $                           100.00%
========================================================================================================


                   Distribution of Remaining Term to Maturity
                       (in months) as of the Cut-Off Date
                                     Group I


                                           Number           Aggregate Unpaid
                                         of Initial         Principal Balance               % of
Months Remaining                          Mortgage              as of the                 Aggregate
to Maturity                                 Loans             Cut-Off Date            Principal Balance
- ----------------                         ----------         -----------------         -----------------












- ------------------------------------------------------------------------------------------------------------
TOTAL                                                              $                          100.00%
============================================================================================================


Group I -- Conveyance of Subsequent Mortgage Loans

         The Pooling and Servicing Agreement permits the Trust to acquire up to $ aggregate principal balance of Subsequent Mortgage Loans for assignment to Group I. Accordingly, the statistical characteristics of Group I will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans which are assigned to Group I.

         The obligation of the Trust to purchase the Subsequent Mortgage Loans on a Subsequent Transfer Date for assignment to Group I is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be _____ or more days contractually delinquent as of the related Subsequent Cut-Off Date;
(ii) the stated term to maturity to such Subsequent Mortgage Loan may not exceed _____ years; (iii) such Subsequent Mortgage Loan will be secured by a Mortgage in a first lien position and (iv) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans in Group I (including the Subsequent Mortgage Loans) (a) will have a weighted average Mortgage Rate of at least %; (b) will have a weighted average original term to stated maturity of not more than months; (c) will have a weighted average LTV of not more than %; (d) will not have more than % by aggregate principal balance Balloon Loans; (e) will have no Mortgage Loan with a principal balance in excess of $ ; (f) will have a [state] concentration not in excess of % by aggregate principal balance; and (g) will have not more than % in aggregate principal balance of Mortgage Loans relating to non-owner occupied Mortgaged Properties.

Group II

         The Initial Mortgage Loans in Group II consist of approximately ___ loans under which the related Mortgaged Properties are located in ___ states and the District of Columbia as set forth herein. As of the CutOff Date, the Initial Mortgage Loans in Group II had an aggregate principal balance of $________, the maximum principal balance of any of the Initial Mortgage Loans in Group II was $________, the minimum principal balance thereof was $________ and the principal balance of the Initial Mortgage Loans in Group II averaged $________. As of the Cut-Off Date, Coupon Rates of the Initial Mortgage Loans in Group II ranged from ____% per annum to ____% per annum. As of the Cut-Off Date, the weighted average Coupon Rate of the Mortgage Loans in Group II was ____%. As of the Cut-Off Date, margins of the Initial Mortgage Loans in Group II ranged from ____% per annum to ____% per annum, and the weighted average margin was ____%. As of the Cut-Off Date, the maximum coupons of the Initial Mortgage Loans in Group II ranged from ____% per annum to ____% per annum, and the weighted average maximum coupon was
____%. ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II had a periodic interest rate cap of ___%, and ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II had a periodic interest rate cap of ___%, ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II were fixed rate loans that, in __ years from origination, will be converted into variable rate loans with an interest rate cap of ___% on the date of such conversion and with a periodic interest rate cap of ___% thereafter, and ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II were fixed rate loans that, in ___ years from origination, will be converted into variable rate loans with an interest rate cap of ___% on the date of such conversion and with a periodic interest rate cap of ___% thereafter.

         As of the Cut-Off Date, the original term to stated maturity of the Initial Mortgage Loans in Group II ranged from ___ months to ___ months, the remaining term to stated maturity ranged from ___ months to ___ months, the weighted average original term to stated maturity was ___ months and the weighted average remaining term to stated maturity was ___ months. No Initial Mortgage Loan in Group II had a stated maturity later than ________. ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II require monthly payments of principal that will fully amortize the Initial Mortgage Loans by their respective dates and ____% of the aggregate principal balance of the Initial Mortgage Loans in Group II are Balloon Loans.

         The Coupon Rates of the Initial Mortgage Loans in Group II adjust semi-annually based on six month LIBOR.

         The sum of the percentage columns set forth on the following tables may not equal 100% due to rounding.

                             Geographic Distribution
                                    Group II


                                        Number          Aggregate Unpaid
                                      of Initial        Principal Balance              % of
                                       Mortgage             as of the                Aggregate
State                                    Loans            Cut-Off Date           Principal Balance
- -----                                 -----------       ------------------       -----------------
Alabama                                                   $                                       %
Arizona
California
Colorado
Connecticut
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Maryland
Massachusetts
Michigan
Minnesota
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
Ohio
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
Wisconsin
Wyoming
- -------------------------------------------------------------------------------------------------------
TOTAL                                                           $                          100.00%
=======================================================================================================


         The combined loan-to-value ratio of a Mortgage Loan is equal to the ratio (expressed as a percentage) of (x) the sum of the (i) original principal balance of such Mortgage Loan and (ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of such Mortgage
Loan) and (y) the appraised value of the related Mortgaged Property at the time of origination or in the case of a purchase money mortgage loan the lesser of the purchase price or the appraised value at the time of origination (the "Combined Loan-to-Value Ratio"). The Combined Loan-to-Value Ratios are distributed as follows:


                    Combined Loan-To-Value Ratio Distribution
                                    Group II


                                  Number           Aggregate Unpaid
                                of Initial         Principal Balance              % of
     Range of Combined           Mortgage              as of the                Aggregate
   Loan-to-Value Ratios            Loans             Cut-Off Date           Principal Balance
   --------------------          ---------          -----------------       -----------------













                                                                                     10.36
- --------------------------------------------------------------------------------------------------
TOTAL                                                     $                         100.00%
==================================================================================================


         The Combined Loan-to-Value Ratios shown above were calculated based upon the appraised values of the Properties at the time of origination of the Mortgage Loans or in the case of a purchase money mortgage loan the lesser of the purchase price or the appraised value at the time of origination (the "Appraised Values"). No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the unpaid principal balances of the Mortgage Loans, together with the unpaid principal balances of any senior mortgage loans, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

        Distribution of Unpaid Principal Balances as of the Cut-Off Date
                                    Group II


                                                       Number             Aggregate Unpaid                  % of
                                                     of Initial          Principal Balance               Aggregate
               Range of Unpaid                        Mortgage               as of the                   Principal
            Principal Balances ($)                     Loans                Cut-Off Date                  Balance
            ----------------------                     -----                ------------                  -------









- -----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                             $                      100.00%
=============================================================================================================================



                        Lien Status and Occupancy Status
                                    Group II


                                                        Number             Aggregate Unpaid
                                                      of Initial           Principal Balance                % of
Lien Status and                                        Mortgage                as of the                  Aggregate
Occupancy Status                                         Loans               Cut-Off Date             Principal Balance
- ---------------------------------                     -----------         ---------------------       -----------------
First Lien        Owner Occupied                                               $                                %
                  Non-Owner Occupied
- -----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                       $              100.00%
=============================================================================================================================



      Distribution of Age (in months) from Origination to the Cut-Off Date
                                    Group II



                                                      Number              Aggregate Unpaid
                                                    of Initial           Principal Balance                 % of
Months Elapsed                                       Mortgage                as of the                  Aggregate
Since Origination                                      Loans                Cut-Off Date            Principal Balance
- -----------------                                    ----------           ------------------        -----------------


- ---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                          $                              100.00%
===========================================================================================================================


                                  Property Type
                                    Group II


                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance               % of
                                       Mortgage              as of the                Aggregate
Property Type                           Loans              Cut-Off Date           Principal Balance
- -------------                         ----------         ------------------       -----------------







- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $               100.00%
========================================================================================================



                                    Distribution of Remaining Term to Maturity
                                        (in months) as of the Cut-Off Date
                                                     Group II

                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance               % of
        Months Remaining               Mortgage              as of the                Aggregate
          to Maturity                   Loans              Cut-Off Date           Principal Balance
          -----------                   -----              ------------           -----------------



- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $               100.00%
========================================================================================================


                                       Distribution of Current Coupon Rates
                                              as of the Cut Off Date
                                                     Group II

                                   Number           Aggregate Unpaid
                                 of Initial         Principal Balance
                                  Mortgage              as of the              % of Aggregate
Current Coupon Rates (%)           Loans              Cut-Off Date           Principal Balance
- -----------------------            -----              ------------           -----------------















- ---------------------------------------------------------------------------------------------------
TOTAL                                                              $                   100.00%
===================================================================================================


                                       Distribution of Maximum Coupon Rates
                                                     Group II

                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance
                                       Mortgage              as of the              % of Aggregate
Maximum Coupon Rates (%)                 Loans             Cut-Off Date            Principal Balance
- -----------------------                  -----             ------------            -----------------















- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $                   100.00%
========================================================================================================


                                              Distribution of Margins
                                              as of the Cut Off Date
                                                     Group II

                                                Number           Aggregate Unpaid
                                              of Initial         Principal Balance
                                               Mortgage              as of the            % of Original Pool
Margins (%)                                      Loans             Cut-Off Date            Principal Balance
- ----------                                       -----             ------------            -----------------
























- -----------------------------------------------------------------------------------------------------------------
TOTAL                                                                           $                    100.00%
=================================================================================================================


                                           Next Interest Adjustment Date
                                                     Group II

                                       Number of         Aggregate Unpaid
                                        Initial          Principal Balance
Next Interest                           Mortgage             as of the              % of Aggregate
Adjustment Date                          Loans             Cut-Off Date           Principal Balance
- ---------------                          -----             ------------           -----------------














- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $                   100.00%
========================================================================================================

                                              Distribution of Minimum
                                                   Coupon Rates
                                                     Group II

                                        Number           Aggregate Unpaid
                                      of Initial         Principal Balance
        Minimum                        Mortgage              as of the              % of Aggregate
  Coupon Rates (%)                       Loans             Cut-Off Date            Principal Balance
  ----------------                       -----             ------------            -----------------

















- --------------------------------------------------------------------------------------------------------
TOTAL                                                                   $                   100.00%
========================================================================================================


Group II - Conveyance of Subsequent Mortgage Loans

         The Pooling and Servicing Agreement permits the Trust to acquire up to $ aggregate principal balance of Subsequent Mortgage Loans for assignment to Group II. Accordingly, the statistical characteristics of Group II will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans.

         The obligation of the Trust to purchase the Subsequent Mortgage Loans on a Subsequent Transfer Date for assignment to the Variable Rate Group is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be _____ or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the stated term to maturity of such Subsequent Mortgage Loan may not exceed _____ years; (iii) must have an index which is any of 6 Monthly Treasury Bills, One Year CMT, Cost of Funds (Eleventh District) or ; (iv) must have a margin of at least over the related Index; (v) must have a floor Mortgage Rate of at least % and (vi) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans in the Variable Rate Group (including the Subsequent Mortgage Loans) (a) will have a weighted average Mortgage Rate of at least %; (b) will have a weighted average original term to stated maturity of not more than months; (c) will have a weighted average CLTV of not more than %;
(d) will have not more than % by aggregate principal balance Balloon Loans; (e) will have no Mortgage Loan with a principal balance in excess of $ ; (f) will have a [state] concentration not in excess of % by aggregate principal balance;
(g) will not have more than % in aggregate principal balance of Mortgage Loans secured by third liens; (h) will have not less than % in aggregate principal balance of Mortgage Loans secured by first liens; and (i) will have not more than % in aggregate principal balance of Mortgage Loans relating to non-owner occupied Mortgaged Properties.


The Mortgage Loan Program -- Underwriting Standards; Representations

         The  Initial  Mortgage  Loans were  acquired  by the  Company  from ___
Unaffiliated Originators. Not more than ___% of the Original Pool Principal Balance represents Mortgage Loans purchased from any single Unaffiliated Originator. All of the Mortgage Loans will be originated or acquired by the Originators generally in accordance with underwriting criteria satisfactory to the Company.

         The Company will make representations and warranties with respect to the Initial Mortgage Loans sold to the Trust as of the Closing Date pursuant to the Pooling and Servicing Agreement and with respect to the Subsequent Mortgage Loans as of the Subsequent Transfer Date pursuant to the Purchase Agreement. The Company may be obligated to repurchase the Mortgage Loans in respect of which a breach of representation or warranty has occurred.
See "Mortgage Loan Program" in the accompanying Prospectus.

         The Company's Guidelines provide that each borrower is required to provide, and the Originator is generally required to verify, personal financial information. The borrower's total monthly obligations (including principal and interest on each mortgage, tax assessments, other loans, charge accounts and all other scheduled indebtedness) should not exceed 60% of the borrower's monthly income. Borrowers who are salaried employees must provide current employment information, in addition to recent employment history. The Originator verifies this information for salaried borrowers based on a current pay stub and either
(i) a written verification of income signed by their employer or (ii) two years' W-2 forms. A self-employed applicant is generally required to be successfully self-employed in the same field for a minimum of two years. A self-employed borrower is generally required to provide financial statements and signed copies of federal income tax returns (including schedules) filed for the most recent two years. The borrower's debt-to-income ratio is calculated based on income as generally verified by the Originator and must be reasonable.

         The Mortgage Loans were underwritten pursuant to the Company's "Full Documentation Program," "Alternative Income Documentation Program" and "Stated Income Program," as set forth in the Company's Guidelines. Under each of the programs, the Originator reviews the loan applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt service-to-income ratio to determine the applicant's ability to repay the loan, reviews the type and use of the property being financed and reviews the property for compliance with its standards. In determining the ability of the applicant to repay an adjustable rate Mortgage Loan, the Originators use a rate (the "Qualifying Rate") that generally is a rate equal to the fully-indexed Mortgage interest rate for such adjustable rate Mortgage Loan. The Company's Guidelines are applied in a standardized procedure that complies with applicable federal and state laws and regulations.

         Under the Full Documentation Program, the income of each applicant and the source of funds (if any) required to be deposited by an applicant into a bank account will be verified by the Originators. Applicants are generally required to submit a current pay stub and either (i) a written verification of income signed by their employer or (ii) two years' W-2 forms. Under the Alternative Income Documentation Program, a self-employed applicant is required to provide the applicant's business' profit and loss statement, and bank account statements supporting such statement for the prior calendar year and any completed calendar quarter of the current year and a current copy of a business license. Both the Alternative Income Program and the Stated Income Program generally require (i) that the applicant's income be reasonable for its business/profession, (ii) that the business has been in existence for three years or more and (iii) that the loan-to-value ratio be reduced. In addition, the Mortgage Loan will generally improve the applicant's cash flow. Verification of the source of funds (if any) required to be deposited by the applicant into a bank account is generally required under all documentation programs in the form of a standard verification of deposit or two months' consecutive bank statements or other acceptable documentation. Twelve months' mortgage payment or rental history is generally required to be verified by the applicant's current lender or landlord. If appropriate compensating factors exist, the Originators and the Company may waive certain documentation requirements for individual applicants.

                  MATURITY, PREPAYMENT AND YIELD CONSIDERATIONS

Class A Certificates

         The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Class A Certificate will be directly related to the rate of payment of principal of the Mortgage Loans in the related Mortgage Loan Group, including for this purpose Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases of Mortgage Loans by the Company, or purchases of Mortgage Loans by the Master Servicer or a Sub- Servicer. The Mortgage Loans in the related Mortgage Loan Group may be prepaid by the related obligors on the Notes ("Mortgagors") at any time. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         Generally, however, because the Mortgage Loans in Group I bear interest at fixed rates, and the rate of prepayment on fixed rate mortgage loans is sensitive to prevailing interest rates, if prevailing interest rates were to fall, the Mortgage Loans in Group I may be subject to higher prepayment rates. Conversely, if prevailing interest rates were to rise, the rate of prepayments on Mortgage Loans in Group I would be likely to decrease.

         If purchased at other than par, the yield to maturity on a Class A Certificate will be affected by the rate of the payment of principal of the Mortgage Loans in the related Mortgage Loan Group. If the actual rate of payments on the Mortgage Loans in the related Mortgage Loan Group is slower than the rate anticipated by an investor who purchases a Class A Certificate at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Mortgage Loans in the related Mortgage Loan Group is faster than the rate anticipated by an investor who purchases a Class A Certificate at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

         All of the Mortgage Loans in Group II are adjustable rate mortgage loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage Mortgagors to refinance their adjustable rate mortgage loans to "lock in" a lower fixed interest rate. However, no assurance can be given by the Company as to the level of prepayments that the Group II Mortgage Loans will experience.

         The final scheduled Payment Date for the A-1 Group I Certificates is ________, for the Class A-2 Group I Certificates is ________, for the Class A-3 Group I Certificates is ________, for the A-4 Group I Certificates is ________, for the Class A-5 Group I Certificates is ________, and for the Class A-6 Group II Certificates is ________. Such dates are the dates on which the related Class A Certificate Principal Balance would be reduced to zero, assuming, among other things that with respect to the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates and the Class A-4 Group I Certificates (i) no Prepayments are received on any of the Mortgage Loans,
(ii) distributions of principal and interest on each of the Mortgage Loans is timely received, (iii) Class B Interest will be used to make accelerated payments of principal (i.e. Subordination Increase Amounts) to the Holders of the Class A Certificates and (iv) the Mortgage Loans in each Mortgage Loan Group have the applicable characteristics set forth in the "Weighted Average Lives of Class A Certificates" section herein. The final scheduled Payment Date for the Class A-5 Group I Certificates and the Class A-6 Group II Certificates is the Payment Date in the calendar month in which the stated maturity of the Mortgage Loan in the related Mortgage Loan Group having the latest stated maturity occurs. The weighted average life of the Class A Certificates of each Class is likely to be shorter than would be the case if payments actually made on the Mortgage Loans in the related Mortgage Loan Group conformed to the foregoing assumptions, and the final Payment Dates with respect to the Class A Certificates of each Class could occur significantly earlier than such final scheduled Payment Dates because (i) Prepayments are likely to occur, (ii) the Company may repurchase Mortgage Loans in the related Mortgage Loan Group in the event of breaches of representations and warranties and (iii) the Company may cause, and the Trustee may, pursuant to the Auction Call, cause a termination of the Trust when the Pool Principal Balance has declined to ten percent or less of the Original Pool Principal Balance.

         "Weighted average life" refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Classes of Class A Certificates will be influenced by the rate at which principal payments (including scheduled payments and prepayments) on the Mortgage Loans in the related Mortgage Loan Group are made. Principal payments on Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments and liquidations due to a default or other dispositions of the Mortgage Loans). The weighted average lives of the Class A Certificates will also be influenced by delays associated with realizing on defaulted Mortgage Loans in the related Mortgage Loan Group. The model used in this Prospectus Supplement (the "Home Equity Prepayment" Model or "HEP") assumes that, (i) with respect to Group I, the pool of loans prepays in the first month at a constant prepayment rate of 2.3% and increases by an additional 2.3% each month thereafter until the tenth month, where it remains at a constant prepayment rate equal to 23% and (ii) with respect to Group II, the pool of loans prepays in the first month at a constant prepayment rate of 2.4% and increases by an additional 2.4%, each month thereafter until the tenth month, where it remains at a constant prepayment rate equal to 24%, (the "Prepayment Assumption"). HEP represents an assumed annualized rate of prepayment relative to the then outstanding principal balance on a pool of new mortgage loans.

Mandatory Prepayment

         Of the maximum original Pre-Funding Amount of $________, maximum amounts of $________, and $________ will be funded from the proceeds of the sale of the Group I Certificates and the Group II Certificates, respectively, and may be used to acquire Subsequent Mortgage Loans with respect to Group I and the Group II, respectively. In the event that, on the 199_ Payment Date, not all of the $________, $y $________ funded from the proceeds of the sale of the Group I Certificates and the Group II Certificates, respectively, has been used to acquire subsequent Mortgage Loans with respect to the related Mortgage Loan Group, then the related Class A Certificates will be prepaid in part on such date, on a pro rata basis with respect to the Owners of individual Certificates of the related Class, from and to the extent of such remaining amounts. The Pooling and Servicing Agreement does not permit Pre-Funding Account moneys funded from the sale of one Group of Class A Certificates to be used to acquire Mortgage Loans relating to the other Group of Class A Certificates.

         Although no assurances can be given, it is anticipated by the Company that the principal amount of Subsequent Mortgage Loans sold to the Trust will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Class A Certificateholders.

Weighted Average Lives of Class A Certificates

         For the purpose of the tables below, it is assumed that: (i) the Mortgage Loans of each Mortgage Loan Group consist of pools of loans with level-pay and balloon amortization methodologies, Cut-Off Date principal balances, gross coupon rates, net coupon rates, original and remaining terms to maturity, and original amortization terms as applicable, as set forth below,
(ii) the Closing Date for the Certificates occurs on ______, 199_, (iii) distributions on the Certificates are made on the ___ day of each month regardless of the day on which the Payment Date actually occurs, commencing in ________ 199_ in accordance with the priorities described herein, (iv) the difference between the gross coupon rate and the net coupon rate is sufficient to pay Servicer Fees, Trustee fees and Certificate Insurer premiums, (v) the Mortgage Loans' prepayment rates are a multiple of the Prepayment Assumption,
(vi) prepayments include 30 days' interest thereon, (vii) no optional termination or mandatory termination is exercised, (viii) the Specified Subordinated Amount for each Mortgage Loan Group is set initially as specified in the Insurance Agreement and thereafter changes in accordance with the provisions of the Insurance Agreement, (ix) no delinquencies in the payment by Mortgagors of principal and interest on the Mortgage Loans are experienced, (x) no Mortgage Loan is repurchased for breach of a representation and warranty or otherwise, (xi) the Coupon Rate for each Mortgage Loan in Group II is adjusted on its next rate adjustment date (and on subsequent rate adjustment dates, if necessary) to equal the sum of (a) an assumed level of the applicable index (____%) and (b) the respective gross margin (such sum being subject to the applicable periodic adjustment cap and maximum interest rate) and (xii) the Class A-6 Group II Pass-Through Rate remains constant at ____%.

                             GROUP I CHARACTERISTICS


                                                                    Original          Remaining         Original
                                                                     Term to           Term to        Amortization
     Pool         Principal        Gross Coupon     Net Coupon       Maturity          Maturity           Term          Amortization
    Number         Balance             Rate            Rate         (in months)       (in months)     (in months)          Method
- ------------------------------------------------------------------------------------------------------------------------------------













                            GROUP II CHARACTERISTICS


                                                              Original   Remaining      Original
                   Gross    Net   Months           Maximum    Term to     Term to     Amortization
 Pool  Principal  Coupon  Coupon  to Rate          Interest   Maturity    Maturity       Term       Periodic  Amortization
Number  Balance    Rate    Rate   Change   Margin    Rate    (in months) (in months)   (in months)     Cap      Method
- ---------------------------------------------------------------------------------------------------------------------------




















(1) The aggregate principal balance of the Mortgage Loans are fixed rate loans that, in __ years from origination, will be converted into variable rate loans with an interest rate cap of __% on the date of such conversion and with a periodic interest rate cap of __% thereafter.

(2) The aggregate principal balance of the Mortgage Loans are fixed rate loans that, in __ years from origination, will be converted into variable rate loans with an interest rate cap of __% on the date of such conversion and with a periodic interest rate cap of __% thereafter.

         The model used for the Mortgage Loan Groups in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of Mortgage Loans for the life of such Mortgage Loans. A 100% Prepayment Assumption with respect to Group I assumes constant prepayment rates of 2.3% per annum of the then outstanding principal balance of such Mortgage Loans in the first month of the life of the Mortgage Loans and an additional 2.3% in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the Mortgage Loans, 100% Prepayment Assumption assumes a constant prepayment rate of 23% per annum each month. A 100% Prepayment Assumption with respect to Group II assumes constant prepayment rates of 2.4% per annum of the then outstanding principal balance of such Mortgage Loans in the first month of the life of the Mortgage Loans and an additional 2.4% in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the Mortgage Loans, 100% Prepayment Assumption with respect to the Group II assumes a constant prepayment rate of 24% per annum each month.

         With respect to the Mortgage Loan Groups as used in the tables below, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the Prepayment Assumption, i.e., no prepayments. Correspondingly, 100% Prepayment Assumption assumes prepayment rates equal to 100% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Company believes that no existing statistics of which it is aware provide a reliable basis for holders of Class A Certificates to predict the amount or the timing of receipt of prepayments on the related Mortgage Loans.

         Since the tables were prepared on the basis of the assumptions in the above paragraphs, there are discrepancies between the characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the related Class A Certificate Principal Balances outstanding and weighted average lives of the Class A Certificates set forth in the tables. In addition, since the actual Mortgage Loans in the Trust have characteristics which differ from those assumed in preparing the tables set forth below, the Class A Principal Distribution Amount may be made earlier or later than as indicated in the tables.

         The following tables set forth the percentages of the initial principal amount of the Class A Certificates that would be outstanding after each of the dates shown, based on a rate equal to varying percentages of the Prepayment Assumption (as defined above).

                             PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                     Class A-1 Group I Certificates            Class A-2 Group I Certificates         Class A-3 Group I Certificates
Payment Date     0%    13%   18%    21%   23%   28%    0%    13%    18%   21%     23%    28%    0%    13%   18%    21%    23%    28%
                 --    ---   ---    ---   ---   ---    --    ---    ---   ---     ---    ---    --    ---   ---    ---    ---    ---






























Weighted
Average
Life (Years)(1)



(1) The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificate.

                             PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                   Class A-4 Group I Certificates       Class A-5 Group I Certificates           Class A-6 Group II Certificates

Payment Date       0%    13%   18%   21%   23%   28%    0%    13%    18%    21%    23%    28%    0%    15%   20%    23%   24%    30%
                   --    ---   ---   ---   ---   ---    --    ---    ---    ---    ---    ---    --    ---   ---    ---   ---    ---































Weighted
Average
Life (Years)(1)


(1)  The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificate.



         The Mortgage Loans will not have the characteristics assumed above, and there can be no assurance that (i) the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate or will prepay proportionately or (ii) the weighted average lives of the Class A Group I Certificates of each Class or the weighted average life of the Class A-6 Group II Certificates will be as calculated above. Because the rate of distributions of principal of the Class A Certificates will be a result of the actual amortization (including prepayments) of the Mortgage Loans in the related Mortgage Loan Group, which will include Mortgage Loans that have remaining terms to stated maturity shorter or longer than those assumed and Coupon Rates higher or lower than those assumed, the weighted average lives of the Class A Group I Certificates and the Class A-6 Group II Certificates will differ from those set forth above, even if all of the Mortgage Loans in the related Mortgage Loan Group prepay at the indicated constant prepayment rates.

Payment Delay Feature of Class A-2, A-3, A-4 and A-5 Group I Certificates

         The effective yield to the Owners of the Class A-2, A-3, A-4 and A-5 Group I Certificates will be lower than the yield which would otherwise apply because distributions will not be payable to such Owners until at least the ___ day of the month in which the related Accrual Period ends, without any additional distribution of interest or earnings thereon in respect of such delay.


                         DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will be issued in classes (each, a "Class") pursuant to a Pooling and Servicing Agreement to be dated as of ________, 199_ (the "Pooling and Servicing Agreement") among the Master Servicer, the Company and the Trustee. The Trustee will make available for inspection a copy of the Pooling and Servicing Agreement (without exhibits or schedules) to the Owners of the Certificates on written request. The following summary describes certain terms of the Pooling and Servicing Agreement, but does not purport to be complete and is qualified in its entirety by reference to the Pooling and Servicing Agreement.

         The $________ aggregate principal amount of Class A-1 Group I Certificates, Variable Pass-Through Rate (the "Class A-1 Group I Certificates"), the $________ aggregate principal amount of Class A-2 Group I Certificates, ____% Pass-Through Rate (the "Class A-2 Group I Certificates"), the $________ aggregate principal amount of Class A-3 Group I Certificates, ____% Pass-Through Rate (the "Class A-3 Group I Certificates"), the $________ aggregate principal amount of Class A-4 Group I Certificates, ____% Pass-Through Rate (the "Class A-4 Group I Certificates") and the $________ aggregate principal amount of Class A-5 Group I Certificates, ____% Pass-Through Rate (the "Class A-5 Group I Certificates", and, collectively with the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, Class A-4 Group I Certificates, the "Class A Group I Certificates"), and the $________ aggregate principal amount of Class A-6 Group II Certificates (the "Class A-6 Group II Certificates") are senior certificates as described herein (together, the "Class A Certificates"). The Class B Certificates are not being offered hereby. Each Class of Class A Certificates will be issued in original principal amounts of $1,000 and integral multiples thereof, except that one certificate for each class of Class A Certificates may be issued in a different amount. The Trust will also issue a residual class in each REMIC created by the Trust (the "Residual Certificates") which are not being offered hereby and will initially be retained by the Company or its affiliates. The Class A Certificates, the Class B Certificates and the Residual Certificates are collectively referred to as the "Certificates".

Payment Dates and Distributions

         On the ____ day of each month, or, if such day is not a business day then the next succeeding business day, commencing ________, 199_ (each such day being a "Payment Date"), the Trustee will be required to distribute to the Owners of record of the Certificates as of the related Record Date, such Owners' Percentage Interest in the amounts required to be distributed to the Owners of each Class of Certificates on such Payment Date. For so long as any Class A Certificate is in book-entry form with DTC, the only "Owner" of such Class A Certificates will be Cede. See " -- Book-Entry Registration of the Class A Certificates" herein.

         Each Owner of record of a Certificate as of each Record Date will be entitled to receive such Owner's Percentage Interest in the amounts due on the related Payment Date to the Owners of the related Class of Certificates. The "Percentage Interest" of each Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the principal balance of such Class A Certificate as of the Cut-Off Date by the related Class A Certificate Principal Balance as of the Cut-Off Date.

Flow of Funds and Distributions on the Class A Certificates

         The Principal and Interest Account. The Pooling and Servicing Agreement requires the Master Servicer to establish a custodial account (the "Principal and Interest Account") on behalf of the Trustee at a depository institution meeting the requirements set forth in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement requires the Master Servicer to deposit all collections (other than amounts escrowed for taxes and insurance) related to the Mortgage Loans to the Principal and Interest Account on a daily basis (but no later than the first business day after receipt). All funds in the Principal and Interest Account can only be invested in Eligible Investments. Investment earnings on funds held in the Principal and Interest Account are for the account of the Master Servicer, and the Master Servicer will be responsible for any losses.

         The Master Servicer is required pursuant to the Pooling and Servicing Agreement on the thirteenth day or, if such day is not a business day, on the next following business day (the "Remittance Date") of each month to remit to the Trustee the following amounts with respect to the Mortgage Loans in each Mortgage Loan Group: (i) an amount equal to the sum, without duplication, of (x) the aggregate portions of the interest payments (whether or not collected) becoming due on the Mortgage Loans during the immediately preceding Remittance Period, and (y) any Compensating Interest calculated at the Coupon Rate on the related Mortgage Loan, less the Servicing Fee with respect to the Mortgage Loans serviced by the Master Servicer due with respect to such Mortgage Loans with respect to the immediately preceding Remittance Period (the amount described in this clause (i) for the Mortgage Loans in the Group I being the "Group I Interest Remittance Amount" and the amount in this clause (i) for the Mortgage Loans in the Group II being the "Group II Interest Remittance Amount"), (ii) an amount equal to the sum, without duplication, of (x) the aggregate portions of the scheduled principal payments, but only to the extent collected, on the Mortgage Loans during the immediately preceding Remittance Period, (y) any Prepayments, Insurance Proceeds and Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the principal balance of the related Mortgage Loan) and Released Mortgaged Property Proceeds, in each case only to the extent collected on the Mortgage Loans during the preceding Remittance Period and (z) all Loan Purchase Prices and Substitution Amounts with respect to the related Mortgage Loans at such Remittance Date paid or received by the Master Servicer for deposit to the Principal and Interest Account (the amount described in this clause (ii) for the Mortgage Loans in the Group I being the "Group I Principal Remittance Amount" and the amount described in this clause (ii) for the Mortgage Loans in Group II being the "Group II Principal Remittance Amount"). For any Remittance Date the Group I Interest Remittance Amount and the Group I Principal Remittance Amount are together referred to as the "Group I Monthly Remittance" for such Remittance Date, and the Group II Interest Remittance Amount and the Group II Principal Remittance Amount are together referred to as the "Group II Monthly Remittance" for such Remittance Date. The sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount is equal to the "Interest Remittance Amount". The sum of Group I Principal Remittance Amount and the Group II Principal Remittance Amount is equal to the "Principal Remittance Amount". For any Remittance Date the Interest Remittance Amount and the Principal Remittance Amount are together referred to as the "Monthly Remittance" for such Remittance Date.

         A "Remittance Period" is the period commencing at the opening of business on the second day of each month and ending at the close of business on the first day of the following month.

         Delinquency Advances. The Pooling and Servicing Agreement requires that if, on any Remittance Date, the amount then on deposit in the Principal and Interest Account from Mortgage Loan collections and relating to interest is less than the Interest Remittance Amount applicable to such Remittance Period, then the Master Servicer is required to deposit into the Principal and Interest Account a sufficient amount of its own funds ("Delinquency Advances") to make such amount equal to such Interest Remittance Amount. The Master Servicer is not required to make a Delinquency Advance if it believes that such Delinquency Advance will not be recoverable from the related Mortgage Loan. The Trustee, as successor Master Servicer, will not be required to make a Delinquency Advance if it believes that such Delinquency Advance will not be recoverable from the related Mortgage Loan.

         The Certificate Account. The Pooling and Servicing Agreement provides that the Trustee shall create and maintain one or more accounts for the purpose of funding distributions to the Owners (collectively, the "Certificate Account"). The Pooling and Servicing Agreement provides that the Trustee shall deposit to the Certificate Account (i) monthly, the Monthly Remittance received from the Master Servicer on the related Remittance Date and (ii) all Insured Payments received from the Certificate Insurer.

         On each Payment Date, the Trustee shall withdraw from the Pre-Funding Account any earnings received on investment of the Pre-Funding Amount held by it in the Pre-Funding Account and deposit such earnings in the Certificate Account. On the , 199_ Payment Date, the Trustee shall withdraw from the Pre-Funding Account any funds theretofore remaining and deposit such funds in the Certificate Account.

         On the second business day prior to each Payment Date, in preparation of making distributions on such Payment Date, if the Trustee determines with respect to either Mortgage Loan Group that the Total Available Funds to be on deposit in the Certificate Account with respect to such Mortgage Loan Group will be insufficient to pay the full amount of the related Insured Distribution Amount and the fees of the Trustee and Certificate Insurer for such Payment Date, the Trustee will then be required to make a draw on the related Certificate Insurance Policy for the deficiency (the amount of any such deficiency being the amount of the "Insured Payment" required to be made) and to deposit the amount received with respect to such draw into the Certificate Account.

         The Pooling and Servicing Agreement also establishes an account, the "Supplemental Interest Account," which is held in trust by the Trustee, but does not constitute a part of the Trust. The Supplemental Interest Account will hold certain amounts and other property relating to the funding of Supplemental Interest Amounts, if any, to the Owners of the Class A-6 Group II Certificates. "Supplemental Interest Amounts" are payments due on any Payment Date which result from any shortfall between Class A-6 Group II Certificate interest calculated at the Class A-6 Formula Pass-Through Rate, and such interest calculated at the Class A-6 Available Funds Pass-Through Rate.

         Distributions on the Class A Certificates. On each Payment Date, the Trustee shall be required to make the following disbursements and transfers from the Certificate Account in the following order of priority, and each such transfer and disbursement shall be treated as having occurred only after all preceding transfers and disbursements have occurred:

                  (i) first, the Trustee shall pay first, to itself the Trustee's fees then due;

                 (ii) second, the Trustee shall pay to the Certificate Insurer the premium amount then due;

                (iii) third, the Trustee shall pay, pari passu, to the Owners of each of the Class A Certificates, the related Class A Distribution Amount for such Class and such Payment Date;

                 (iv) fourth, the Trustee shall distribute any remaining amount in the Certificate Account to the Owners of the related Class B Certificates and as otherwise required by the Pooling and Servicing Agreement.

         The Class A Group I Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Certificate Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Certificate Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Certificate Principal Balance has been reduced to zero, and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Certificate Principal Balance has been reduced to zero.

         The Pooling and Servicing Agreement provides that to the extent the Certificate Insurer makes Insured Payments, the Certificate Insurer will be subrogated to the rights of the Owners of the related Class A Certificates with respect to such Insured Payments and shall be deemed, to the extent of the payments so made, to be a registered Owner of Class A Certificates and shall be entitled to reimbursement for such Insured Payments, as provided in the Pooling and Servicing Agreement.

Calculation of LIBOR

         On the second business day preceding each Payment Date or, in the case of the first Payment Date, on the second business day preceding the Closing Date (each such date, an "Interest Determination Date"), the Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") for the next Accrual Period for the Class A-1 Group I Certificates and Class A-6 Group II Certificates on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Interest Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by, or be under common control with, the Company or the Trustee.

         On each Interest Determination Date, LIBOR for the related Accrual Period for the Class A-6 Group II Certificates will be established by the Trustee as follows:

         (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period for the Class A-1 Group I and the Class A-6 Group II Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

         (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period for the Class A-1 Group I and the Class A-6 Group II Certificates shall be the higher of (x) LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

         The establishment of LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-1 Group I and the Class A-6 Group II Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Trustee at (612) 667-8085.

Subordination of Class B Certificates

         The Class B Certificates are subordinated to the Class A Certificates. Such subordination is intended to enhance the likelihood that the Owners of the Class A Certificates will receive full and timely receipt of all amounts due to them.

         The Pooling and Servicing Agreement requires that the excess of the aggregate principal balance of the Mortgage Loans in Group I over the Class A Certificate Principal Balance for all Classes of the Class A Group I Certificates be maintained at a certain amount (which amount may vary over time) over the life of the transaction, which amount is specified by the Certificate Insurer. The actual amount of this excess is the "Subordinated Amount" for Group I, and the specified target amount of the excess at a point in time is the "Specified Subordinated Amount" for Group I.

         Similarly, the Pooling and Servicing Agreement requires that the excess of Group II's Pool Principal Balance over the Class A Certificate Principal Balance for the Class A-6 Group II Certificates be maintained at a certain amount (which amount may vary over time) over the life of the transaction, which amount is specified by the Certificate Insurer. The actual amount of this excess is the "Subordinated Amount" for Group II, and the specified target amount of the excess at a point in time is the "Specified Subordinated Amount" for Group II.

         The  Certificate  Insurer  may permit the  reduction  of the  Specified
Subordinated Amount without the consent of, or the giving of notice to, the Owners of the related Class A Certificates; provided, that the Certificate Insurer is not then in default; and provided, further, that such reduction would not change materially the weighted average life of the related Class A Certificates or the current rating thereof.

         The Pooling and Servicing Agreement generally provides that the Owners of the Class B Certificates will only receive distributions of principal to the extent that the actual related Subordinated Amount exceeds the then related Specified Subordinated Amount; i.e., to the extent that there is a level of subordination greater than that required by the Certificate Insurer, as will be the case when the Specified Subordinated Amount decreases or "steps down" in accordance with its terms. Consequently, unless there exists on any particular Payment Date such related excess subordination, the Owners of the related Class A Certificates will be entitled to receive 100% of the principal to be distributed on such Payment Date with respect to the related Mortgage Loan Group.

         The Class B Certificates are also entitled to receive all excess interest available on any Payment Date for the related Mortgage Loan Group, i.e., the interest remitted by the Master Servicer to the Trustee relating to the prior Remittance Period (which interest remittance is itself net of the aggregate monthly Servicing Fees) less the interest due and payable to the Owners of the related Class A Certificates, together with the fees and premium due and payable to the Trustee and the Certificate Insurer (such interest to which the related Class B Certificates are entitled, the "Class B Interest" for the related Mortgage Loan Group).

         On each Payment Date the Class B Interest will be used, to the extent available, to fund any shortfalls in amounts due to the Owners of the Class A Certificates on such Payment Date. In addition, to the extent that the related Specified Subordinated Amount increases or "steps up" due to the effect of the triggers set forth in the definition thereof, or if, due to Realized Losses, the related Subordinated Amount has been reduced below the related Specified Subordinated Amount, the Pooling and Servicing Agreement requires that Class B Interest be used to make payments of principal to the Owners of the Class A Group I Certificates and the Class A-6 Group II Certificates for the purposes of accelerating the amortization thereof relative to the amortization of the Mortgage Loans in the related Mortgage Loan Group. Such accelerated payments of principal will be made to the extent necessary to increase the related Subordinated Amount to its then-applicable Specified

Subordinated Amount. To the extent that, on any Payment Date, the actual related Subordinated Amount is less than the related Specified Subordinated Amount, a "Subordination Deficiency" will exist. The Insurance Agreement defines a "Group I Subordination Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the aggregate Certificate Principal Balance of the Class A Group I Certificates as of such Payment Date, and following the making of all distributions to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the related Certificate Insurance Policy), exceeds (y) an amount equal to the aggregate principal balances of the Mortgage Loans in the Group I as of the close of business on the last day of the preceding Remittance Period; a "Group II Subordination Deficit" with respect to a Payment Date is the amount, if any, by which (x) the aggregate Certificate Principal Balance of the Class A-6 Group II Certificates as of such Payment Date, and following the making of all distributions to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the related Certificate Insurance Policy) exceeds (y) the aggregate principal balances of the Mortgage Loans in the Group II as of the close of business on the last day of the preceding Remittance Period.

         "Subordination Increase Amount" means, as of any Payment Date and with respect to the related Mortgage Loan Group, the lesser of (i) the Subordination Deficiency applicable to such Mortgage Loan Group as of such Payment Date and
(ii) the actual  amount  available  to pay the Class B Interest on such  Payment
Date.

         "Subordination Reduction Amount" means, with respect to any Payment Date and with respect to the related Mortgage Loan Group, an amount equal to the lesser of (x) the excess of the actual Subordinated Amount applicable to such Mortgage Loan Group over the Specified Subordinated Amount for such Payment Date and (y) the amount described in clause (b)(i)(x) of the definition of Class A Principal Distribution Amount for such Payment Date.

         Overcollateralization and the Certificate Insurance Policy. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the related Certificate Insurance Policy not later than the second business day prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the Class A Group I Certificates or Class A-6 Group II Certificates, as the case may be, on such Payment Date. The Certificate Insurance Policy is thus similar to the subordination provisions described above insofar as the Certificate Insurance Policy guarantees ultimate, rather than current, payment of the amounts of any Realized Losses to the Holders of the related Class A Group I Certificates and Class A-6 Group II Certificates. Investors in the Class A Group I Certificates of each Class and the Class A-6 Group II Certificates should realize that, under extreme loss or delinquency scenarios applicable to the related Mortgage Loan Pool, they may temporarily receive no distributions of principal.

Crosscollateralization Provisions

         The Pooling and Servicing Agreement further provides that the Class B Interest generated by the Group I may be used to fund certain shortfalls with respect to the Group II and vice versa, provided that such Class B Interest must first be applied to fund certain required payments with respect to the related Mortgage Loan Group. Specifically, the Class B Interest generated by one Mortgage Loan Group is to be applied in the following order of priority: (i) first, to fund a Subordination Increase Amount payment in response to a Subordination Deficit in the related Mortgage Loan Group; (ii) second, to fund a Subordination Increase Amount payment in response to a Subordination Deficit or interest shortfall in the other Mortgage Loan Group; (iii) third, to fund a Subordination Increase Amount payment in response to a Subordination Deficiency in the related Mortgage Loan Group; and (iv) fourth, to fund a Subordination Increase Amount payment in response to a Subordination Deficiency with respect to the other Mortgage Loan Group.

Credit Enhancement Does Not Apply to Prepayment Risk

         In general, the protection afforded by the subordination provisions and by the Certificate Insurance Policy is protection for credit risk and not for prepayment risk. The subordination provisions may not be adjusted, nor may a claim be made under the Certificate Insurance Policy to guarantee or insure that any particular rate of prepayment is experienced by either of the two Mortgage Loan Groups.

Class A Certificate Distributions and Insured Payments

         No later than the second business day prior to each Payment Date the Trustee will be required to determine the amounts to be on deposit in the Certificate Account on such Payment Date and following the application of the cross-collateralization provisions described above with respect to each of the two Mortgage Loan Groups, such amounts being the "Group I Total Available Funds", and the "Group II Total Available Funds", respectively, or, collectively, the "Total Available Funds". If the aggregate Class A Insured Distribution Amount related to the Class A Group I Certificates for any Payment Date exceeds the Group I Total Available Funds for such Payment Date, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy. Similarly, if on any Payment Date the Class A Insured Distribution Amount related to the Class A-6 Group II Certificates exceeds the Group II Total Available Funds for such
Payment Date, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy. The Trustee will be required to deposit to the Certificate Account the amount of any Insured Payment made by the Certificate Insurer. The Pooling and Servicing Agreement provides that amounts which cannot be distributed to the Owners of the Certificates as a result of final, non-appealable proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of Total Available Funds with respect to any Payment Date.

Book-Entry Registration of the Class A Certificates

         The Class A Certificates will be book-entry certificates (the "Book-Entry Certificates"). The Beneficial Certificate Owners may elect to hold their Class A Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per class of Class A Certificates which in the aggregate equal the principal balance of such Class A Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Citibank will act as depository for CEDEL and Morgan will act as depository for Euroclear (in such capacities, individually the "Relevant Depository" and collectively the "European Depositories"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $1,000. Except as described below, no Beneficial Certificate Owner will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Owner" of such Class A Certificates will be Cede, as nominee of DTC. Beneficial Certificate Owners will not be Owners as that term is used in the Pooling and Servicing Agreement. Beneficial Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Beneficial Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Certificate Owner's account for such purpose. In turn, the Financial Intermediary's Ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, or, if the Beneficial Certificate Owner's Financial Intermediary is not a DTC Participant, then on the records of CEDEL or Euroclear, as appropriate).

         Beneficial Certificate Owners will receive all distributions of principal of, and interest on, the Class A Certificates from the Trustee through DTC and DTC Participants. While such Class A Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Class A Certificates and is required to receive and transmit distributions of principal of, and interest on, such Class A Certificates. Participants and indirect participants with whom Beneficial Certificate Owners have accounts with respect to Class A Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Certificate Owners.
Accordingly,   although   Beneficial   Certificate   Owners   will  not  possess
certificates, the Rules provide a mechanism by which Beneficial Certificate Owners will receive distributions and will be able to transfer their interest.

         Beneficial Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Class A Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Certificate Owners who are not Participants may transfer ownership of Class A Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Class A Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Class A Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Class A Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.
Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Certificate Owners.

         Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences -- Foreign Investors" and " -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositories.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participant organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Payment Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, Beneficial Certificate Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Class A Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Certificate Owner to pledge Book-Entry Certificates, to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust provided by the Master Servicer to Cede, as nominee of DTC, may be made available to Beneficial Certificate Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Certificate Owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any action permitted to be taken by an Owner under the Pooling and Servicing Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

         Definitive Certificates will be issued to Beneficial Certificate Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if
(a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Certificate Owners representing a majority of the outstanding Percentage Interests of the Class A Certificates, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Certificate Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Certificate Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Owners under the Pooling and Servicing Agreement.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among Participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Certain Activities

         The Trust has not and will not: (i) issue securities (except for the Certificates); (ii) borrow money; (iii) make loans; (iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided in the Pooling and Servicing Agreement, engage in the purchase and sale (or turnover) of investments other than the purchase of Subsequent Mortgage Loans; (vii) offer securities (except the Certificates) in exchange for property;  or (viii)  repurchase  or otherwise  reacquire  its  securities.  See
"Reports to the Holders" for information regarding reports to the Certificateholders.

General Servicing Procedures

         Acting directly or through one or more sub-servicers, ________ (the "Master Servicer") is required to service and administer the Mortgage Loans in accordance with the Pooling and Servicing Agreement.

         The Master Servicer in its own name or in the name of a sub-servicer is authorized and empowered pursuant to the Pooling and Servicing Agreement (i) to execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in its own name on behalf of the Trustee, and (iii) to hold title in the name of the Trust to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that to the extent any instrument described in clause (i) would be delivered by the Master Servicer outside of its ordinary procedures for mortgage loans held for its own account, the Master Servicer is required, prior to executing and delivering such instrument, to obtain the prior written consent of the Certificate Insurer.

         The Master Servicer, in its own name or in the name of a Sub-Servicer, has the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, and (iii) removal, demolition or division of Properties subject to Mortgages. The Pooling and Servicing Agreement provides that no such request shall be approved by the Master Servicer unless:
(i) (x) the provisions of the related Note and Mortgage have been complied with,
(y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Combined Loan-to-Value Ratio set forth for such Mortgage Loan in the Schedule of Mortgage Loans, and (z) the lien priority of the related Mortgage is not affected; or
(ii) the Certificate Insurer shall have approved the granting of such request.

         On the tenth day of each month (or the immediately following business day if the tenth day does not fall on a business day), the Master Servicer or Sub-Servicer shall send to the Trustee a report detailing the payments on the Mortgage Loans serviced by it in each of the two Mortgage Loan Groups during the prior Remittance Period.

Collection of Certain Mortgage Loan Payments

         The Master Servicer is required generally to service the Mortgage Loan Pool in a prudent manner consistent with its general servicing standards for similar mortgage loans and to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with the provisions of the Pooling and Servicing Agreement, follow collection procedures for all Mortgage Loans at least as rigorous as those the Master Servicer would take in servicing loans and in collecting payments thereunder for its own account.

         Consistent with the foregoing, the Master Servicer, in its own name or in the name of a Sub-Servicer, may (i) in its discretion waive or permit to be waived any late payment charge or assumption fee or any other fee or charge which the Master Servicer would be entitled to retain as servicing compensation,
(ii) extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, and (iii) amend any Note to extend the maturity thereof, provided that no maturity shall be extended beyond the maturity date of the Mortgage Loan with the latest maturity date and that no more than 1.0% of the Original Pool Balance of the Mortgage Loans shall have a maturity date which has been extended beyond the maturity date thereof at the Cut-Off Date; provided that such action does not violate applicable REMIC provisions. In the event the Master Servicer, in its own name or in the name of a Sub-Servicer, consents to the deferment of the due dates for payments due on a Note, the Master Servicer or Sub-Servicer is nonetheless required to make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred.

         Generally the Class A Certificate Owners would prefer that "due-on-sale" clauses be waived in the event of a sale of the underlying Mortgaged Property, that extensions and accommodations be made with delinquent Mortgagors, and that liquidations of Mortgage Loans be deferred, since upon prepayment due to sale or upon liquidation such Owners will receive a payment of principal in connection with such prepayment or liquidation. If attractive re-investment opportunities are available at the time, Class A Certificate Owners may prefer that "due-on-sale" clauses not be waived and that no such extensions, accommodations or deferments be made, thus hastening the return of principal to such Owners.

         Owners do not have the right under the Pooling and Servicing Agreement to make decisions with respect to Mortgagor accounts. Such decisions are in the nature of mortgage servicing and the Master Servicer generally has the right to make such decisions without the requirement of consent of the Owners, the Trustee or the Certificate Insurer. The Master Servicer will generally be required under the Pooling and Servicing Agreement to enforce "due-on-sale" clauses, and will make decisions with respect to liquidations in accordance with the Pooling and Servicing Agreement.

         Under certain limited circumstances the Pooling and Servicing Agreement may require the Master Servicer to obtain the consent of the Certificate Insurer before taking certain actions with respect to defaulted Mortgage Loans and in connection with the waiver of "due-on-sale" clauses. Since the Certificate Insurer's exposure increases, to the extent of interest accrued, the longer the liquidation process, it is likely to be the case that the Certificate Insurer will favor quick liquidations in those situations in which its consent is required. Similarly, the Certificate Insurer would favor the enforcement of a "due-on-sale" clause, since a prepayment in the event of a sale also reduces its exposure by limiting the accrual of interest.

Principal and Interest Account

         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to deposit to the Principal and Interest Account all collections on the Mortgage Loans, certain proceeds received by the Master Servicer in connection with the termination of the Trust, Loan Purchase Prices and Substitution Amounts received or paid by the Master Servicer, insurance and condemnation proceeds received by the Master Servicer, other amounts related to the Mortgage Loans received by the Master Servicer, including any income from REO Properties (net of Servicing Advances made with respect to such REO Properties), and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account, but net of the Servicing Fee with respect to each Mortgage Loan serviced by the Master Servicer and other servicing compensation to the Master Servicer as permitted by the Pooling and Servicing Agreement.

         The Master Servicer or Sub-Servicer may make withdrawals from the Principal and Interest Account only for the following purposes: (a) to effect the timely remittance to the Trustee of the Monthly Remittance due on the Remittance Date; (b) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account; (c) to withdraw amounts that have been deposited to the Principal and Interest Account in error; (d) to pay certain miscellaneous amounts over to the Company and (e) to clear and terminate the Principal and Interest Account.

         On each Remittance Date the Master Servicer and any Sub-Servicer is required to remit the Monthly Remittance amount inclusive of all Delinquency Advances and Compensating Interest to the Trustee by wire transfer, or otherwise make funds available in immediately available funds.

Servicing Advances

         The Pooling and Servicing Agreement obligates the Master Servicer to pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) preservation expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions) and (iv) advances made for taxes, insurance and other charges against a Property. Each such expenditure will constitute a "Servicing Advance". The Master Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan. In no case may the Master Servicer recover Servicing Advances from the principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan. The Master Servicer is not required to make a Servicing Advance if it believes that such Servicing Advance will not be recoverable from the related Mortgage Loan.

Compensating Interest

         A full month's interest on each Mortgage Loan, calculated at a rate equal to such Mortgage Loan's Coupon Rate less the Servicing Fee is due to the Trustee on the outstanding principal balance of each Mortgage Loan as of the beginning of each Remittance Period. If a Prepayment of a Mortgage Loan occurs during any calendar month, any difference between the interest collected from the Mortgagor during such calendar month and the full month's interest at such rate ("Compensating Interest") that is due is required to be deposited by the Master Servicer to the Principal and Interest Account (without any right of reimbursement therefor) and shall be included in the Monthly Remittance and made available to the Trustee on the next succeeding Remittance Date.

Maintenance of Insurance

         The Master Servicer is required to cause to be maintained with respect to each Mortgage Loan that it services and related Property a hazard insurance policy with a carrier licensed in the state in which such Property is located that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan (together in the case of a Junior Mortgage, with the outstanding principal balance of the senior lien), or (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis, or (iii) the full insurable value of the premises.

         If a Mortgage Loan at the time of origination relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer, in its own name or in the name of a Sub-Servicer, will be required to maintain with respect thereto a flood insurance policy in a form meeting the requirements of the then-current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for recovery by the Master Servicer or a Sub-Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan, of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, or (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

         In the event that the Master Servicer or a Sub-Servicer obtains and maintains a blanket policy insuring against fire with extended coverage and against flood hazards on all of the Mortgage Loans that it services, then, to the extent such policy names the Master Servicer or a Sub-Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of the Pooling and Servicing Agreement, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under the Pooling and Servicing Agreement. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the Pooling and Servicing Agreement, and there shall have been a loss that would have been covered by such policy, to deposit in the Principal and Interest Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the Pooling and Servicing Agreement and the amount paid under such blanket policy.

         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will be required to indemnify the Trust out of its own funds for any loss to the Trust resulting from the Master Servicer's failure to maintain any required insurance.

Due-on-Sale Clauses

         When a Property has been or is about to be conveyed by the Mortgagor, the Master Servicer or a Sub- Servicer, to the extent it has knowledge of such conveyance or prospective conveyance, is required to exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due on sale" clause contained in the related Mortgage or Note; provided, however, that the Master Servicer will not be required to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law; and provided further, that the Master Servicer may refrain from exercising any such right if the Certificate Insurer gives its prior consent to such non-enforcement.

Realization Upon Defaulted Mortgage Loans

         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to foreclose upon or otherwise comparably effect the ownership in the name of the Trust, on behalf of the Trustee, of Properties relating to defaulted Mortgage Loans that it services as to which no satisfactory arrangements can be made for collection of delinquent payments and which the Master Servicer has not purchased pursuant to its purchase option described below, unless the Master Servicer reasonably believes that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case such Mortgage Loan will be charged off and will become a Liquidated Mortgage Loan. In connection with such foreclosure or other conversion, the Master Servicer is required to exercise or use foreclosure procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances".

         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to sell any REO Property within 23 months of its acquisition by the Trustee, unless the Master Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust of such REO Property for a greater specified period will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC.

         In accordance with the Pooling and Servicing Agreement, if the Master Servicer has actual knowledge that a Property which it is contemplating
acquiring  in  foreclosure   or  by  deed  in  lieu  of   foreclosure   contains
environmental or hazardous waste risks known to it, the Master Servicer shall notify the Certificate Insurer and the Trustee prior to acquiring the Property. The Master Servicer is not permitted to take any action with respect to such a Property without the prior written approval of the Certificate Insurer.

         The Master Servicer is required to determine, with respect to each defaulted Mortgage Loan that it services, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts, if any, it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Mortgage Loan".

Servicing Compensation

         As compensation for its servicing activities under the Pooling and Servicing Agreement, the Master Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan that it services. Additional servicing compensation in the form of release fees, bad check charges, assumption fees, late payment charges, and any other servicing-related fees, and similar items may, to the extent collected from Mortgagors, be retained by the Master Servicer.

Annual Statement as to Compliance

         The Master Servicer is required to deliver, on its own behalf, to the Trustee, the Company and the Certificate Insurer, on or before the last day of April of each year, commencing in 1997, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default.

Annual Independent Certified Public Accountants' Reports

         On or before the last day of April of each year, commencing in 1997, the Master Servicer is required to cause to be delivered, on its own behalf, to the Trustee and the Certificate Insurer a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Master Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

Assignment of Agreement

         The Master Servicer may not assign its obligations under the Pooling and Servicing Agreement, in whole or in part, unless it shall have first obtained the written consent of the Company, the Trustee and the Certificate
Insurer; provided, however, that any assignee must meet the eligibility requirements set forth in the Pooling and Servicing Agreement for a successor Master Servicer.

Removal and Resignation of the Master Servicer; Events of Default

         The Certificate Insurer, or with the consent of the Certificate Insurer, the Company or the Owners of Class A Certificates owning a majority in Percentage Interest in the Class A Certificates may remove the Master Servicer upon the occurrence of any of the following events (each, an "Event of Default"):

                     (i) The Master Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due,
         (III) make a general assignment for the benefit of creditors, (IV) be adjudicated bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or

                    (ii) If without the application, approval or consent of the Master Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Master Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Master Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Master Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or

                   (iii) The Master Servicer shall fail to perform any one or more of its obligations under the Pooling and Servicing Agreement (other than its obligations referenced in clauses (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice by the Trustee, any Owner, the Company or the Certificate Insurer of said failure; or

                    (iv) The Master Servicer shall fail to cure any breach of any of its representations and warranties set forth in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty
         (30) days after the earlier of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such breach or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Company or the Certificate Insurer of such breach;

                     (v) If the Certificate Insurer pays out any money under the Certificate Insurance Policy, or if the Certificate Insurer otherwise funds any shortfall with its own money, because the amounts available to the Trustee (other than from the Certificate Insurer) are insufficient to make required distributions on the Class A Certificates;

                    (vi) The failure by the Master Servicer to make any required Servicing Advance for a period of 30 days following the earlier of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Company or the Certificate Insurer of such failure;

                   (vii) The failure by the Master Servicer to make any required Delinquency Advance or to pay any Compensating Interest or to pay over the Monthly Remittance; or

                  (viii) If the delinquency or loss levels applicable to the Mortgage Loans serviced by the Master Servicer exceed certain "trigger" levels set forth in the Pooling and Servicing Agreement;

provided, however, that (x) prior to any removal of the Master Servicer pursuant to clauses (ii) through (iv) and (vi) above, any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (y) in the event of the refusal or inability of the Master Servicer to comply with its obligations described in clause (vii) above, such removal shall be effective (without the requirement of any action on the part of the Company, the Trustee or the Certificate Insurer) at 4 p.m. (New York City time) on the second business day following the day on which the Trustee notifies the Master Servicer that a required amount described in clause (vii) above has not been received by the Trustee, unless the required amount described in clause (vii) above is paid by the Master Servicer prior to such time. Upon the Trustee's determination that a required amount described in clause (vii) above has not been made by the Master Servicer, the Trustee shall so notify the Master Servicer, the Company and the Certificate Insurer as soon as is reasonably practical.

         The Master Servicer may not resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Pooling and Servicing Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Company and the Certificate Insurer.

         No removal or resignation of the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

Successor Master Servicer

         Upon removal or resignation of ________ as Master Servicer under the Pooling and Servicing Agreement, the Trustee (x) may solicit bids for a successor Master Servicer under the Pooling and Servicing Agreement, and (y) pending the appointment of a successor Master Servicer under the Pooling and Servicing Agreement, as a result of soliciting such bids, is required to serve as Master Servicer under the Pooling and Servicing Agreement, unless ________ has been removed without cause, in which event the Trustee prior to any such removal must designate a successor Master Servicer under the Pooling and Servicing Agreement acceptable to the Certificate Insurer. The Trustee, if it is unable to obtain a qualifying bid and is prevented by law from acting as Master Servicer under the Pooling and Servicing Agreement, may appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second mortgage loans and having equity of not less than $15,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer.

         The Trustee, or any other successor Master Servicer, upon assuming the duties of the Master Servicer, is required immediately to make payment of all Compensating Interest and all Delinquency Advances which the Master Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Master Servicer, the Trustee is only required to make Delinquency Advances (including the Delinquency Advances described in this sentence) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans.

Investment of Accounts

         All or a portion of the Principal and Interest Account, the Certificate Account and any other account which may be created by the Trustee, may be invested and reinvested in one or more Eligible Investments bearing interest or sold at a discount. The bank serving as Trustee or any affiliate thereof, may be the obligor on any investment in any Account which otherwise qualifies as an Eligible Investment. No investment in any Account held by the Trustee may mature later than the business day immediately preceding the next succeeding Payment Date; provided, however, that if the investment is an investment of the bank serving as Trustee, then it may mature on the Payment Date.

         The Trustee will not in any way be held liable by reason of any insufficiency in any Account resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

         All income or other gain from investments in any Account will be required to be deposited in such Account immediately upon receipt, and any loss resulting from such investments will be required to be charged to such Account.

Eligible Investments

         The  Pooling  and Servicing Agreement defines the following as Eligible
Investments:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (d) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 by Moody's.

                  (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and "Baa3" by Moody's.

                  (g) Commercial paper (having original maturities of not more than 270 days) rated A-1 or better by S&P and P-1 by Moody's.

                  (h) Investments in money market funds rated AAAm or AAAm-G by S&P and Aaa or P-1 by Moody's.

                  (i) Such other investments as have been approved in writing by S&P, Moody's and the Certificate Insurer.

         provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

Amendments

         The Trustee, the Master Servicer and the Company may at any time and from time to time, with the prior written consent of the Certificate Insurer but without the consent of the Owners, amend the Pooling and Servicing Agreement, for the purposes of (a) curing any ambiguity, or correcting or supplementing any provision of any such agreement which may be inconsistent with any other provision of such agreement, (b) if accompanied by an approving opinion of counsel experienced in federal income tax matters, removing the restriction against the transfer of a Residual Certificate to a Disqualified Organization (as such term is defined in the Code) or (c) complying with the requirements of the Code; provided, however, that such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner or materially and adversely affect (without its written consent) the rights and interests of the Certificate Insurer.

         The Pooling and Servicing Agreement may also be amended by the Trustee, the Master Servicer and the Company, as applicable, at any time and from time to time, with the prior written approval of the Certificate Insurer and of not less than 66 2/3% of the Percentage Interest represented by each affected Class of Certificates then outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the Owners thereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate or (b) change the aforesaid percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then outstanding. Any such amendment must be accompanied by an opinion of tax counsel as to REMIC matters.

         The Trustee will be required to furnish a copy of any such amendment to each Owner in the manner set forth in the Pooling and Servicing Agreement.

Termination of the Trust

         The Pooling and Servicing Agreement provides that the Trust will terminate upon the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy all amounts required to be paid to such Owners upon the final payment and other liquidation (or any advance made with respect thereto) of the last Mortgage Loan.

Optional Termination By the Company

         At its option, the Company may purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property, acquired by foreclosure, deed in lieu of foreclosure, or otherwise, then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Payment Date when the Pool Principal Balance has declined to ten percent or less of the Original Pool Principal Balance.

         The termination of the Trust by the preceding method is equivalent to a prepayment of all the Mortgage Loans and a liquidation of the Trust. The Owners of the Class A Certificates would receive from the proceeds of such purchase any interest owed and the Owners of the Class A Certificates would receive any principal not yet paid, in the order of priority set forth under "Description of Certificates -- Distributions on Class A Certificates". Consequently, a termination of the Trust pursuant to the preceding methods, if purchased at a price in excess of par, reduces the yield to maturity on the Class A Certificates.

Auction Sale

         The Pooling and Servicing Agreement requires that, within ninety days following the Company Optional Termination Date, if the Company has not exercised its optional termination right by such date, the Trustee solicit bids for the purchase of all Mortgage Loans remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Mortgage Loans. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

                                   THE TRUSTEE

         Pursuant to the Pooling and Servicing Agreement, ______________________ will serve as trustee of the Trust. The Pooling and Servicing Agreement sets forth provisions regarding the Trustee, certain of which are summarized below.

Certain Covenants of the Trustee

         Withholding. The Trustee is required to comply with all requirements of the Code or any applicable state or local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Unclaimed Moneys. Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed for the period then specified in the escheat laws of the State of New York after such amount has become due and payable will be discharged from such trust and be paid to the Company, and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (but only to the extent of the amounts so paid to the Company), and all liability of the Trustee with respect to such trust money will thereupon cease; provided, however, that the Trustee, before being required to make any such payment, may at the expense of the Company cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company. The Trustee may also adopt and employ, at the expense of the Company, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

         Protection of Trust Estate. The trust estate (the "Trust Estate") of the Trust primarily consists of (i) the Mortgage Loans, (ii) all moneys held in the Accounts and (iii) the Certificate Insurance Policy. The Trustee is required to hold the Trust Estate in Trust for the benefit of the Owners and, upon request of and at the expense of the Company and at the expense of the requesting party, will from time to time execute and deliver all such supplements and amendments to the Pooling and Servicing Agreement, instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to more effectively hold in trust all or any portion of the Trust Estate.

         The Trustee has the power to enforce, and is required to enforce the obligations of the other parties to the Pooling and Servicing Agreement by action, suit or proceeding at law or equity, and also has the power to enjoin, by action or suit, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in the Pooling and Servicing Agreement requires any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by the Pooling and Servicing Agreement, have been requested to take such action by the Owners.

         Performance and Enforcement of Obligations. The Pooling and Servicing Agreement provides that the Trustee is under no obligation to exercise any of the rights or powers vested in it by the Pooling and Servicing Agreement at the request or direction of any of the Owners, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         The Trustee may execute any of the rights or powers granted by the Pooling and Servicing Agreement or perform any duties thereunder either directly or by or through agents or attorneys, and the Trustee is responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder.

         Pursuant to the Pooling and Servicing Agreement, the Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement provides that no Owner has any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement or the Certificate Insurance Policy, or for the appointment of a receiver or trustee under the Pooling and Servicing Agreement, unless:

                  (1) such Owner has previously given written notice to the Company, the Certificate Insurer and the Trustee of such Owner's intention to institute such proceeding;

                  (2) the Owners of not less than 25% of the Percentage Interests represented by any Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, shall have made written request to the Trustee to institute such proceeding in its own name as representative of the Owners;

                  (3)  such  Owner  or  Owners  have   offered  to  the  Trustee
         reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 30 days after its receipt of such  notice,
         request  and  offer  of  indemnity,   has  failed  to  institute   such
         proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by a majority of the Percentage Interests represented by the Class B Certificates then outstanding.

         The Pooling and Servicing Agreement provides that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of the Pooling and Servicing Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under the Pooling and Servicing Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

         In the event the Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall follow the directions of the Certificate Insurer.

         The Certificate Insurer or, with the consent of the Certificate Insurer, the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class B

Certificates then outstanding, may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate provided that: (1) such direction is not in conflict with any rule of law or with the Pooling and Servicing Agreement; (2) the Trustee has been provided with indemnity satisfactory to it; and (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

         Disposition of Trust Estate. The Trustee covenants not to permit the Trust to sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by the Pooling and Servicing Agreement.

         Reporting Requirements. On each Payment Date the Trustee is required to report in writing to each Owner: (i) the amount of the distribution with respect to the Class A Certificates, the Class B Certificates and the Residual Certificates; (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or other recoveries of principal included therein; (iii) the amount of such distributions allocable to interest; (iv) the amount of such distributions allocable to the Class A Carry-Forward Amount or the Class B Carry-Forward Amount; (v) the amount of any Insured Payment made with respect to such Payment Date; (vi) the Class A Principal Balance as of such Payment Date, together with the principal amount of each Class A Certificate (based on a Certificate in the original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date; (vii) the Class B Principal Balance as of such Payment Date, together with the principal amount of each Class B Certificate (based on a Certificate in the original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date; (viii) the total of any Substitution Amounts and any Loan Purchase Prices included in such distribution; (ix) the amount of the Servicing Fee paid with respect to such Payment Date; and (x) the Subordinated Amount as of such Payment Date.


Removal of Trustee for Cause

         The Trustee may be removed upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms of the Pooling and Servicing Agreement; or

                  (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in the Pooling and Servicing Agreement, or if any representation or warranty of the Trustee made in the Pooling and Servicing Agreement or in any certificate or other writing delivered pursuant thereto or in connection therewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after, there shall have been given, by registered or certified mail, to the Trustee by the Company or by the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interest represented by any Class of Class A Certificates then outstanding, or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, a written notice specifying such failure or breach and requiring it to be remedied; or

                  (3)  certain insolvency events related to the Trustee.

         If any event described above occurs and is continuing, then and in every such case (x) the Company or the Certificate Insurer or (y) with the consent of the Certificate Insurer, the Owners of a majority Percentage Interest represented by any Class of Class A Certificates or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, may immediately appoint a successor trustee.

Liability of the Trustee

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by the Pooling and Servicing Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement, and no implied covenants or obligations shall be read into the Pooling and Servicing Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of the Pooling and Servicing Agreement; provided, however, that such provisions do not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties thereunder.

         The Trustee and any director, officer, employee or agent of the Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under the Pooling and Servicing Agreement.


          THE CERTIFICATE INSURANCE POLICY AND THE CERTIFICATE INSURER

General

                      [description of certificate insurer]

Capitalization

         The following table sets forth the capitalization of the Certificate Insurer as of December 31, 199_ and December 31, 199_, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since December 31, 199_.

                                                                                    December 31,         December 31,
                                                                                        199_                 199_
                                                                                   -------------        ---------------
                                                                                    (in millions)        (in millions)
Unearned Premiums.............................................................          $                    $
Other Liabilities.............................................................
Stockholder's Equity
   Common Stock...............................................................
   Additional Paid-in Capital.................................................
   Net Unrealized Gains/(Losses)..............................................


   Foreign Currency Translation Adjustment....................................
   Retained Earnings..........................................................
Total Stockholder's Equity....................................................
Total Liabilities and Stockholder's Equity....................................               $                   $
                                                                                             ====                ====


         For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A.

         Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to ____________________, ____________________, Attention: ____________________. The Certificate Insurer's
telephone number is
- ----------.

         The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the heading "The Certificate Insurance Policy and The Certificate Insurer" and in Appendix A.

         An indemnification agreement among the Certificate Insurer, the Company and the Underwriters provides that each of the parties to such agreement will indemnify each other for certain liabilities under the 1933 Act.

The Certificate Insurance Policy

         The Company will obtain the Certificate Insurance Policy, issued by the Certificate Insurer, in favor of the Owners of the Class A Certificates. The Certificate Insurance Policy provides for 100% coverage of the related Insured Distribution Amount.

         The Certificate Insurance Policy unconditionally guarantees the payment of Insured Payments on the Class A Certificates. The Certificate Insurer is required to make Insured Payments to the Trustee as paying agent on the later of the Payment Date or on the business day next following the day on which the Certificate Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Trustee that an Insured Payment is due.

         The Pooling and Servicing Agreement will provide that the term "Total Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of any Class A Certificates by the Trustee as a result of final, non-appealable proceedings under the United States Bankruptcy Code.

         Each Owner of a Class A Certificate which pays to the bankruptcy court as a "voidable preference" under the United States Bankruptcy Code any amounts ("Preference Amounts") theretofore received by such Owner on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer, but only after (i) delivering a copy to the Trustee of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction demanding payment of such amount to the bankruptcy court and (ii) assigning such Owner's claim with respect to such Preference Order to the Certificate Insurer. In no event shall the Certificate Insurer pay more than one Insured Payment in respect of any Preference Amount.

         The Certificate Insurance Policy is non-cancelable.

         THE   CERTIFICATE    INSURANCE   POLICY   IS   NOT   COVERED   BY   THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         The Certificate Insurer's obligation under the Certificate Insurance Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Class A Certificateholders, whether or not such funds are properly distributed by the Trustee.

         The Certificate Insurance Policy does not guarantee to the owners of the Class A Certificates any specific rate of prepayments of principal of the Mortgage Loans. Also, the Certificate Insurance Policy does not guarantee the payment of any Supplemental Interest Amount.

         Pursuant to the Pooling and Servicing Agreement, the Certificate Insurer is subrogated to the rights of the Owners of the Class A Certificates to the extent of any such payment under the Certificate Insurance Policy.

Credit Enhancement Does Not Apply to Prepayment Risk

         In general, the protection afforded by the Certificate Insurance Policy is protection for credit risk and not for prepayment risk. A claim may not be made under the Certificate Insurance Policy in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the Trust.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of the material federal income tax consequences of the purchase, ownership and disposition of the Class A Certificates is to be considered only in connection with "Certain Federal Income Tax Considerations" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Class A Certificates.

REMIC Election

         The Trustee will cause one or more elections to be made with respect to certain specified assets of the Trust as real estate mortgage investment conduits ("REMICs") within the meaning of Code Section 860D. _______________, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the Pooling and Servicing Agreement, each Class of Class A Certificates will be treated as a "regular interest" in a REMIC.

         For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of Class A Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to such Certificates under an accrual method. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the Class A Certificates is ___% of the "Prepayment Assumption." See "Maturity, Prepayment and Yield Considerations" herein and "Certain Federal Income Tax Considerations
- -- Discount and Premium" in the Prospectus.

         The Owners of Class A-6 Group II Certificates and the related rights to receive Supplemental Interest Amounts will be treated for tax purposes as owning two separate investments: (i) Class A-6 Group II Certificates without the right to receive Supplemental Interest Amounts and (ii) the right to receive the Supplemental Interest Amounts. The Owners of Class A-6 Group II Certificates must allocate the purchase price of their Certificates between these two investments based on their relative fair market values. The purchase price allocated to the first investment will be the issue price of the Class A-6 Group II Certificates for calculating accruals of OID (if any). See "Certain Federal Income Tax Consequences--Discount and Premium" in the Prospectus.

         An Owner of a Class A-6 Group II Certificate and the related rights to receive Supplemental Interest Amounts will be treated for federal income tax purposes as having entered into a notional principal contract on the date that it purchases its Certificate. Treasury Regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations") provide that taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting. Any Supplemental Interest Amounts will be periodic payments. Income with respect to periodic payments under a notional principal contract for a taxable year should constitute ordinary income. The purchase price allocated to the right to receive the related Supplemental Interest Amounts will be treated as a nonperiodic payment under the Notional Principal Contract Regulations. Such a nonperiodic payment may be amortized using several methods, including the level payment method described in the Notional Principal contract Regulations.

         The right to receive the Supplemental Interest Amounts will not constitute: (i) a "real estate asset" within the meaning of section 858(c)(5)(A) of the Internal Revenue Code (the "Code") if held by a real estate investment trust; (ii) a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code or a "permitted investment" within the meaning of section 860G(a)(5) of the Code if held by a REMIC, or (iii) an asset described in section 7701(a)(19)(C)(xi) of the Code if held by a thrift. Moreover, other special rules may apply to certain investors, including dealers in securities and dealers in notional principal contracts.

Taxation of Foreign Investors

         In general, foreign investors will not be subject to U.S. withholding on income from the Class A Certificates. See "Certain Federal Income Tax Considerations -- Foreign Investors -- Grantor Trust Securities and REMIC Regular Securities" in the Prospectus.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans to which it applies ("ERISA Plan") and on those persons who are fiduciaries with respect to such ERISA Plans. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and certain church plans (as defined in ERISA Section 3(33)), are not subject to ERISA. In accordance with ERISA's general fiduciary standards, before investing in a Class A Certificate, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing ERISA Plan instruments and is appropriate for the ERISA Plan in view of its overall investment policy and the composition and diversification of its portfolio.

         In addition, provisions of ERISA, and the corresponding provisions of the Code, prohibit a broad range of transactions involving assets of ERISA Plans, individual retirement accounts, and Keogh plans covering only a sole proprietor or partners (collectively, the "Plans") and persons having certain specified relationships to such a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon such persons by
Section 4975 of the Code. Certain affiliates of the Originators, the Company, the Master Servicer, any Sub- Servicer, and of the Trustee might be considered "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Class A Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA or the Code unless an exemption is available. Furthermore, if an investing Plan's assets were deemed to include an interest in the assets of the Mortgage Loans which constitute the Trust Estate and not merely an interest in the Class A Certificates, transactions occurring in the servicing of the Mortgage Loans might constitute prohibited transactions unless an administrative exemption applies.

         The DOL has issued to ____________________ an administrative exemption, Prohibited Transaction Exemption _____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406(a), Section 406(b)(1) and Section 406(b)(2) of ERISA and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, certain transactions relating to the servicing and operation of asset pools, including pools of mortgage loans, and the purchase, sale and holding of asset-backed pass-through certificates, including pass-through certificates evidencing interests in mortgage loans, such as the Class A Certificates underwritten by
____________________ and certain of its affiliates, provided that certain conditions set forth in the Exemption are satisfied.

         If the general conditions of Section II of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange or transfer of Class A Certificates by Plans in the initial issue of Certificates, the holding of Class A Certificates by Plans or the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by Plans. However, no exemption is provided from the restrictions of Section 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" (defined below) by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes of the Class A Certificates, an Excluded Plan is a Plan sponsored by (1) the Underwriters, (2) the Master Servicer and any Sub- Servicer, (3) the Certificate Insurer, (4) the Trustee,
(5) the Company, (6) any Mortgagor with respect to Mortgage Loans constituting more than 5 percent of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance and (7) any affiliate or successor of a person described in (1) to (6) above (the "Restricted Group").

         If the specific conditions of paragraph I.B of Section I of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Class A Certificates between the Company, the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in Class A Certificates is (a) a mortgagor with respect to 5 percent or less of the fair market value of the Mortgage Loans or
(b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by Plans and (3) the holding of Class A Certificates by Plans.

         If the specific conditions of paragraph I.C of Section I of the Exemption are satisfied, the Exemptions may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust.

         The Exemption may provide an exemption from the restrictions imposed by
Section 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" or a "disqualified person" with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of such Plan's ownership of Class A Certificates.

         The Exemption set forth the following seven general conditions which must be satisfied for a transaction to be eligible for exemptive relief thereunder.

                  (1) The acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

                  (2) The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

                  (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch");



                  (4) The trustee is not an affiliate of any other member of the Restricted Group (as defined above);



                  (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

                  (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933.

                  (7)  The trust fund must also meet the following requirements:

                           (i) the corpus of the trust fund must consist  solely
                  of assets of the type that have been included in other investment pools;

                           (ii) certificates in such other investment pools must
                  have been rated in one of the three highest generic rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and

                           (iii) certificates evidencing interests in such other
                  investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         It is a condition of issuance of the Class A Certificates that they be rated ___ or ___ by _____ and _____, respectively. Prior to the earlier of (i) the date on which the Funding Period expires and (ii) the date on which the DOL amends the Exemption to permit the use of pre-funding accounts thereunder, Plans will not be permitted to purchase the Class A Certificates. On or after the earlier to occur of such dates, the Exemption may be available for the purchase of Class A Certificates by Plans. Before purchasing a Class A Certificate, based on the Exemption, a fiduciary of a Plan should itself confirm (1) that such Certificate constitutes a "certificate" for purposes of the Exemption and (2) that the specific conditions set forth in Section I of the Exemption, the general conditions set forth in Section II of the Exemption and the other requirements set forth in the Exemption would be satisfied.

         Any person purchasing a Class A-6 Group II Certificate and the related right to receive Supplemental Interest Amounts will have acquired for purposes of ERISA and for federal income tax purposes, such Class A-6 Certificate without the right to receive the Supplemental Interest Amounts, together with the right to receive the Supplemental Interest Amounts. The Exemption does not apply to the acquisition, holding or resale of the right to receive the Supplemental Interest Amounts. Accordingly, the acquisition of the right to receive the Supplemental Interest Amounts by a Plan could result in a prohibited transaction unless another administrative exemption to ERISA's prohibited transaction rules is applicable. One or more alternative exemptions may be available with respect to certain prohibited Transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the right to receive the Supplemental Interest Amounts, including, but not limited to: (i) Prohibited transaction Class Exemption ("PTCE") 91-38, regarding investments by bank collective investment funds; (ii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iii) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or (iv) PTCE 75-1, Part II, regarding principal transactions by broker-dealers (the "Principal Transactions Exemption"). It is believed that the conditions of the Principal Transactions Exemption will be met with respect to the acquisition of a right to receive the Supplemental Interest Amounts by a Plan, so long as such Underwriter is not a fiduciary with respect to the Plan (and is not a party in interest with respect to the Plan by reason of being a participating employer or affiliate thereof). Before purchasing Class A-6 Group II Certificates based on an administrative exemption (or exemptions), a fiduciary of a Plan should determine whether the conditions of such exemption (or exemptions) would be met and whether the scope of the relief provided by such exemption (or exemptions) would cover all acts that might be construed as prohibited transactions.

         Prospective Plan investors in the Class A Certificates should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         In addition to the matters described above, purchasers of a Class A Certificate that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 114 S.CT. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers using insurance company general account assets should determine whether the decision affects their ability to make purchases of the Class A Certificates.

Non-ERISA Plans

         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in the Class A Certificates without regard to the ERISA restrictions described above, subject to applicable provisions of other federal and state laws.


                                     RATINGS

         Ratings which are assigned to securities such as the Class A Certificates generally evaluate the ability of the issuer (i.e., the Trust) and any guarantor (i.e., the Certificate Insurer) to make timely payment when such payments are due, as required by such securities. The amounts which are "due" with respect to the Class A Certificates consist of principal and interest. In general, ratings address credit risk and not prepayment risk. The ratings issued with respect to the Class A-6 Group II Certificates do not cover the payment of the Supplemental Interest Amounts.

         It is a condition of the original issuance of the Class A Certificates that they receive ratings of ___ or ___ by _____ and _____, respectively. Explanations of the significance of such rating may be obtained from such rating agency. The ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates. A security rating is not a recommendation to buy, sell or hold securities.

                         LEGAL INVESTMENT CONSIDERATIONS

         The  Class  A  Certificates  will  not  constitute   "mortgage  related
securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, many institutions may not be legally authorized to invest in the Class A Certificates.


                                  UNDERWRITING

         Under the terms and subject to the conditions contained in an Underwriting Agreement dated ________, 199_ (the "Underwriting Agreement"), _____________________ and ____________________ (together, the "Underwriters")
have agreed to purchase, and the Company has agreed to sell, the Class A Certificates offered hereby.

         In the Underwriting Agreement, each of the Underwriters has agreed, subject to the terms and conditions set forth therein, to purchase, the principal amount of the Class A Certificates set forth opposite its name below.


                       Underwriter                                   Principal Amount of Class A Certificates
                       -----------                                   ----------------------------------------
____________________......................................                         $168,602,000
____________________......................................                           42,000,000
     Total................................................                         $210,602,000



         The Underwriters have advised the Company that they propose to offer the Class A Certificates for sale from time to time in one or more transactions (which may include block transactions), in negotiated transactions or otherwise, or a combination of such methods of sale, at market prices prevailing at the time of sale or at negotiated prices. The Underwriters may effect such transactions by selling the Class A Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and/or the purchasers of the Class A Certificates for whom they may act as agents. In connection with the sale of the Class A Certificates, the Underwriters may be deemed to have received compensation from the Company in the form of underwriting discounts, and the Underwriters may also receive commissions from purchasers of the Class A Certificates for whom it may act as agent. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of the Class A Certificates by them may be deemed to be underwriting discounts or commissions.

         The  Underwriting  Agreement  provides  that  the  obligations  of  the
Underwriters are subject to certain conditions precedent and that the Underwriters will be obligated to purchase all the Class A Certificates offered hereby if any are purchased.

         The Class A Certificates are a new issue of securities with no established trading market. The Underwriters have advised the Company that they intend to act as market makers for the Class A Certificates. However, the Underwriters are not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Class A Certificates.

         The Company has agreed to indemnify each Underwriter against certain liabilities, including civil liabilities under the Securities Act of 1933, or contribute to payments which either Underwriter may be required to make in respect thereof.

                                     EXPERTS

         The financial statements of _____________________, included in this Prospectus Supplement in Appendix A, as of December 31, 199 and 199 and for each of the years in the three year period ended December 31, 199 , have been included in reliance upon the report of ____________________, independent certified public accountants, appearing in Appendix A, and upon the authority of such firm as experts in accounting and auditing.

         The report of ____________________ refers to changes, in 1993, in accounting methods for multiple- year retrospectively rated reinsurance contracts, and for the adoption of the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."


                              CERTAIN LEGAL MATTERS

         Certain   legal  matters  will  be  passed  upon  for  the  Company  by
____________________, counsel to the Company. Certain tax matters concerning the issuance of the Certificates will be passed upon by
- --------------------.

                                     ANNEX I


          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Access Financial Mortgage Loan Trust 199_-_ Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets.
Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors through CEDEL and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of CEDEL and Euroclear and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary  market  trading  between   investors  through  DTC  will  be
conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositories of CEDEL and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their Relevant Depository which in turn will hold such positions in their accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior home equity loan asset-backed certificates issues in same-day funds.

         Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC, Company and CEDEL or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the Relevant Depository, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depository to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their account one day later.

         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although the result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for crediting Global
Securities to the respective European Depository for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between CEDEL or Euroclear Company and DTC Purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depository, as appropriate, to credit the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). In the event that the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for Non-U.S. Persons (Form W-8). Beneficial Certificate Owners of Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for Non-U.S.  Persons with effectively connected income (Form
4224). A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by Certificate Owners or their agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         On April 22, 1996 the IRS issued proposed regulations relating to (i) withholding income tax on U.S.- source income paid to Non-U.S. Persons; (ii) claiming Non-U.S. Person status to avoid backup withholding; and (iii) reporting to the IRS of payments to Non-U.S. Persons. The proposed regulations would substantially revise some aspects of the current system for withholding on and reporting amounts paid to Non-U.S. Persons. The regulations unify current certification procedures and forms and reliance standards are clarified. Most forms are proposed to be combined into a single form: Form W-8. The regulations are proposed to be effective for payments made after December 31, 1997. Certificates issued, however, on or before the date that is 60 days after the proposed regulations are made final will continue to be valid until they expire. All proposed regulations are subject to change before adoption in their final form. No reliable prediction can be made as to when, if ever, the proposed regulations will be made final and if so, as to their final form.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to U.S. federal income tax regardless of the source of its income. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                                                      APPENDIX A



                          Audited Financial Statements


                            -------------------------

                     Years ended December 31, 1995 and 1994
                       with Report of Independent Auditors

                         INDEX OF PRINCIPAL DEFINITIONS


1933 Act          ................................................................................................3
Accrual Period    ...............................................................................................10
AFH               ...............................................................................................21
AFL               ...............................................................................................20
Appraised Values  ...........................................................................................26, 32
Balloon Loans     ................................................................................................7
Beneficial Certificate Owner.....................................................................................14
Book-Entry Certificates..........................................................................................52
Cede              ............................................................................................3, 14
CEDEL             ...............................................................................................14
CEDEL Participants...............................................................................................54
Certificate Account..............................................................................................48
Certificate Insurance Policy......................................................................................1
Certificate Insurer...............................................................................................1
Certificateholder ................................................................................................3
Certificates      .........................................................................................1, 5, 46
Citibank          ...............................................................................................14
Class             ...............................................................................................46
Class A Carry-Forward Amount.....................................................................................13
Class A Certificate Principal Balance............................................................................13
Class A Certificates.......................................................................................1, 5, 46
Class A Distribution Amount......................................................................................13
Class A Group I Certificate Principal Balance....................................................................13
Class A Group I Certificates...............................................................................1, 5, 46
Class A Group II Certificate Principal Balance...................................................................13
Class A Insured Distribution Amount..............................................................................13
Class A Interest Distribution Amount.............................................................................11
Class A Principal Distribution Amount............................................................................11
Class A-1 Group I Certificates...................................................................................46
Class A-1 Pass-Through Rate.......................................................................................9
Class A-2 Group I Certificates...................................................................................46
Class A-3 Group I Certificates...................................................................................46
Class A-4 Group I Certificates...................................................................................46
Class A-5 Group I Certificates...................................................................................46
Class A-6 Formula Pass-Through Rate...............................................................................9
Class A-6 Group II Certificates...............................................................................5, 46
Class A-6 Pass-Through Rate.......................................................................................9
Class B Certificates...........................................................................................2, 5
Class B Group I Certificates...................................................................................2, 5
Class B Group II Certificates..................................................................................2, 5
Class B Interest  ...............................................................................................50
Closing Date      ................................................................................................4
Code              ................................................................................................2
Combined Loan-to-Value Ratio.................................................................................25, 32
Commission        ................................................................................................3
Company           ............................................................................................4, 20
Company Optional Termination Date................................................................................15
Compensating Interest............................................................................................58
Cooperative       ...............................................................................................54
Coupon Rates      ................................................................................................7
Cut-Off Date      .........................................................................................4, 6, 21

D&P               ...............................................................................................73
Definitive Certificate...........................................................................................52
Delinquency Advances.............................................................................................48
Description of the Certificates...................................................................................5
Disqualified persons.............................................................................................71
DTC               ............................................................................................3, 14
DTC Participants  ...............................................................................................54
ERISA             ...........................................................................................16, 71
ERISA Plan        ...............................................................................................71
Euroclear         ...............................................................................................14
Euroclear Operator...............................................................................................54
Euroclear Participants...........................................................................................54
European Depositaries............................................................................................52
European Depositories............................................................................................14
Event of Default  ...............................................................................................60
Excluded Plan     ...............................................................................................72
Exemption         ...........................................................................................16, 71
Financial Intermediary...........................................................................................52
Fitch             ...............................................................................................73
Global Securities ................................................................................................1
Group I           .............................................................................................2, 6
Group I Interest Remittance Amount...............................................................................47
Group I Monthly Remittance.......................................................................................47
Group I Principal Remittance Amount..............................................................................47
Group I Subordination Deficit....................................................................................51
Group I Total Available Funds....................................................................................52
Group II          .............................................................................................2, 6
Group II Interest Remittance Amount..............................................................................47
Group II Monthly Remittance......................................................................................47
Group II Principal Remittance Amount.............................................................................47
Group II Subordination Deficit...................................................................................51
Group II Total Available Funds...................................................................................52
Insurance Proceeds...............................................................................................11
Insured Payment   ...............................................................................................48
Interest Determination Date......................................................................................49
Interest Remittance Amount.......................................................................................47
LIBOR             ............................................................................................9, 49
Liquidated Mortgage Loan.........................................................................................60
Liquidation Proceeds.............................................................................................11
Master Servicer   ............................................................................................2, 56
Monthly Remittance...............................................................................................47
Moody's           ...............................................................................................73
Morgan            ...............................................................................................14
Mortgage Loan Group........................................................................................2, 6, 21
Mortgage Loans    ................................................................................................1
Mortgaged Properties.............................................................................................21
Mortgages         ................................................................................................6
Mortgagors        ...............................................................................................39
Net Liquidation Proceeds.........................................................................................11
Non-U.S. Person   ................................................................................................4
Notes             ...............................................................................................21
Original Group I Pool Principal Balance...........................................................................7
Original Group II Pool Principal Balance..........................................................................7
Original Pool Principal Balance...................................................................................7

Original Variable Rate Pool Principal Balance
         Original Variable Rate Pool Principal Balance............................................................4
Originators       ................................................................................................2
Owner             ................................................................................................3
Participants      ...............................................................................................52
Parties in interest..............................................................................................71
Payment Date      ........................................................................................2, 10, 46
Percentage Interest..............................................................................................47
Plans             ...........................................................................................16, 71
Pool              ................................................................................................1
Pooling and Servicing Agreement............................................................................2, 5, 46
Pre-Funded Amount ................................................................................................8
Pre-Funding Account............................................................................................1, 8
Preference Amounts...............................................................................................69
Preference Order  ...............................................................................................69
Prepayment Assumption............................................................................................42
Prepayments       ...........................................................................................11, 18
Principal and Interest Account...................................................................................47
Principal Remittance Amount......................................................................................47
Properties        ...............................................................................................21
Qualifying Rate   ...............................................................................................38
Record Date       ............................................................................................2, 10
Reference Banks   ...............................................................................................49
Released Mortgaged Property Proceeds.............................................................................12
Relevant Depositary..............................................................................................52
REMICs            ............................................................................................2, 70
Remittance Date   ...............................................................................................47
Remittance Period ...............................................................................................47
Reserve Interest Rate............................................................................................49
Residual Certificates.........................................................................................5, 46
Restricted Group  ...............................................................................................72
Reuters Screen LIBO Page.........................................................................................49
Rules             ...............................................................................................53
S&P               ...............................................................................................73
Servicing Advances...............................................................................................59
Servicing Fee     ...............................................................................................15
SMMEA             ...........................................................................................16, 75
Specified Subordinated Amount....................................................................................50
Subordinated Amount..............................................................................................50
Subordination Deficiency.........................................................................................51
Subordination Increase Amount....................................................................................51
Subordination Reduction Amount...................................................................................51
Subsequent Cut-Off Date...........................................................................................8
Subsequent Mortgage Loans..................................................................................2, 5, 22
Subsequent Transfer Date..........................................................................................8
Terms and Conditions.............................................................................................54
The Mortgage Loan Pool............................................................................................6
Total Available Funds............................................................................................52
Trust             .............................................................................................1, 4
Trust Estate      ...............................................................................................65
Trustee           .............................................................................................2, 4
U.S. Person       ................................................................................................4
Underwriters      ............................................................................................1, 75
Underwriting Agreement...........................................................................................75

Weighted average life............................................................................................40



- --------------------------------------------------------------          -----------------------------------------------------------


No dealer, salesperson or any other person has been
authorized  to  give any information or to make any                                              ________________
representation  not  contained  in  this Prospectus                                             Mortgage Loan Trust
Supplement  and  the  Prospectus, if given or made,                                                   199_-_
such information  or  representations  may  not  be
relied  upon  as  having  been  authorized  by  the
Company  or  by  the Underwriters.  This Prospectus                                                 $__________
Supplement  and the Prospectus do not constitute an
offer  to  sell,  or  a solicitation of an offer to
buy,   the   securities   offered   hereby  in  any                                          Mortgage Loan Pass-Through
jurisdiction  to  any person to whom it is unlawful                                                 Certificates,
to  make  such offer in such jurisdiction.  Neither
the  delivery  of  this  Prospectus  Supplement  or
Prospectus nor any sale made hereunder shall, under                                                 Series 199_-_
any  circumstances,  create   any  implication  that
information   herein  is  correct  as  of  any  time
subsequent to the date hereof or that there has been
no change in the affairs of the Company, the  Master
Servicer or the Certificate Insurer since such date.                                $__________ Class A-1 Group I Certificates,
                                                                                             Variable Pass-Through Rate
                        ------------------                                                    ----------------------

                                                                                    $__________ Class A-2 Group I Certificates,
                         TABLE OF CONTENTS                                                    ___% Pass-Through Rate
                       PROSPECTUS SUPPLEMENT                                                  ----------------------
                                                               Page
Available Information..................................    S-                       $__________ Class A-3 Group I Certificates,
Reports to the Holders.................................    S-                                 ___% Pass-Through Rate
Summary................................................    S-                                 ----------------------
Risk Factors...........................................    S-
Use of Proceeds........................................    S-                       $__________ Class A-4 Group I Certificates,
The Company............................................    S-                                 ___% Pass-Through Rate
The Master Servicer....................................    S-                                 ----------------------
The Mortgage Loan Pool.................................    S-
Maturity, Prepayment and Yield Considerations..........    S-                       $__________ Class A-5 Group I Certificates,
Description of the Certificates........................    S-                                 ___% Pass-Through Rate
The Trustee............................................    S-                                 ----------------------
The Certificate Insurance Policy and the
  Certificate Insurer..................................    S-                      $__________ Class A-6 Group II Certificates,
Certain Federal Income Tax Consequences................    S-                               Variable Pass-Through Rate
ERISA Considerations...................................    S-                                 ----------------------
Ratings................................................    S-
Legal Investment Considerations........................    S-
Underwriting...........................................    S-                             Access Financial Lending Corp.
Experts................................................    S-                                         Company
Certain Legal Matters..................................    S-                                 ----------------------
Annex I................................................    I-
Appendix A--Audited Financial Statements of
  Certificate Insurer..................................   A-1
Index of Principal Definitions.........................     i                                  PROSPECTUS SUPPLEMENT


                            PROSPECTUS
Incorporation of Certain Documents by Reference
Summary of Prospectus..................................                                       [Names of Underwriters]
Risk Factors...........................................
The Trusts.............................................
The Mortgage Pools.....................................
Mortgage Loan Program..................................
Description of the Securities..........................
Subordination..........................................                                          __________, 199_
Description of Credit Enhancement......................
Hazard Insurance; Claims Thereunder....................
The Company............................................
The Servicer...........................................
The Pooling and Servicing Agreement....................
The Trustee............................................
Yield Considerations...................................
Maturity and Prepayment Considerations.................
Certain Legal Aspects of Mortgage Loans
  and Related Matters..................................
Certain Federal Income Tax Considerations..............
ERISA Considerations...................................
Legal Investment Matters...............................
Use of Proceeds........................................
Methods of Distribution................................
Legal Matters..........................................
Additional Information.................................
Index of Principal Definitions.........................
                        ------------------


Until 90 days after the date of this  Prospectus  Supplement,
all   dealers   effecting   transactions   in  the   Class  A
Certificates,   whether   or  not   participating   in   this
distribution,   may  be  required  to  deliver  a  Prospectus
Supplement  or a  Prospectus.  This  is in  addition  to  the obligation of dealers to deliver a Prospectus  Supplement and
Prospectus  when acting as  underwriters  and with respect to their unsold allotments or subscriptions.



- --------------------------------------------------------------          -----------------------------------------------------------
